UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

PAYCOM SOFTWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017
PROXY
STATEMENT
paycom®

2017 PROXY STATEMENT

7501 W. Memorial Road

Oklahoma City, Oklahoma 73142

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Paycom Software, Inc. (the “Company”) to be held on May 1, 2017 at Gaillardia, 5300 Gaillardia Boulevard, Oklahoma City, Oklahoma 73142 at 11:00 a.m. local time.

Enclosed are the notice of annual meeting of stockholders and proxy statement, which describe the business that will be acted upon at the meeting, as well as our 2016 Annual Report, which includes our audited financial statements.

Your vote is important. The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you can attend the meeting, please read the enclosed proxy statement carefully, and then vote your shares by internet, by telephone or by completing, signing, dating and returning the enclosed proxy card promptly in the envelope provided, so that your shares will be represented at the meeting.

On behalf of the Board of Directors, thank you for your cooperation and support.

Sincerely,

Chad Richison

President, Chief Executive Officer and

Chairman of the Board of Directors

7501 W. Memorial Road

Oklahoma City, Oklahoma 73142

(405) 722-6900

Notice of Annual Meeting of Stockholders

May 1, 2017 11:00 a.m. local time	Gaillardia 5300 Gaillardia Boulevard Oklahoma City, Oklahoma 73142

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Paycom Software, Inc., a Delaware corporation (the “Company”), will be held on May 1, 2017 at 11:00 a.m. local time, at Gaillardia, 5300 Gaillardia Boulevard, Oklahoma City, Oklahoma 73142 for the following purposes:

(1)

to elect two Class I directors, each to serve until the date of the 2020 annual meeting of stockholders and until his successor has been duly elected and qualified, or his earlier death, resignation or removal;

(2)	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;

(3)	to approve, on an advisory basis, the compensation of the Company’s named executive officers;

(4)

to approve an amendment to the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares reserved for issuance pursuant to awards under the LTIP by 2,000,000 shares;

(5)	to approve the material terms of the performance goals set forth in the LTIP for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended; and

(6)	to transact any other business that may properly come before the Annual Meeting.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board of Directors recommends that you vote “FOR” each director nominee and “FOR” proposals 2, 3, 4 and 5 at the Annual Meeting.

The Board of Directors has fixed the close of business on Wednesday, March 15, 2017 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting or at any postponement(s) or adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 1, 2017

In addition to delivering paper copies of these proxy materials to you by mail, this notice and the accompanying proxy statement, form of proxy and 2016 Annual Report are available at www.proxypush.com/PAYC.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by internet, telephone or mail. For specific instructions on how to vote your shares, please see the section entitled “About the Annual Meeting” beginning on page 2 of the proxy statement.

By Order of the Board of Directors,

Chad Richison

President, Chief Executive Officer and

Chairman of the Board of Directors

Oklahoma City, Oklahoma

March 29, 2017

i

ii

7501 W. Memorial Road

Oklahoma City, Oklahoma 73142

PROXY STATEMENT

for

the Annual Meeting of Stockholders

to be held on May 1, 2017

Unless the context otherwise requires, (i) references to “Paycom,” “we,” “us,” “our” and the “Company” are to Paycom Software, Inc., a Delaware corporation, and its consolidated subsidiaries, and (ii) references to “stockholders” are to the holders of shares of our common stock, par value $0.01 per share, including unvested shares of restricted stock (“Common Stock”).

The accompanying proxy is solicited by the Board of Directors on behalf of Paycom Software, Inc., a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 1, 2017, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This proxy statement and accompanying form of proxy are dated March 29, 2017 and are expected to be first sent or given to stockholders on or about March 31, 2017.

Our principal executive offices are located at, and our mailing address is, 7501 W. Memorial Road, Oklahoma City, Oklahoma 73142.

Summary of Proposals

Proposal	Voting Options	Vote Required	Effect of Abstentions	Effect of Broker Non- Votes	Board’s Voting Recommendation
1. Election of two Class I directors	FOR or WITHHOLD as to each director nominee	Plurality of the shares present in person or represented by proxy and entitled to vote in the election of directors	N/A*	No effect	FOR the election of each director nominee
2. Ratification of Grant Thornton LLP	FOR, AGAINST or ABSTAIN	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal	Same effect as vote AGAINST	N/A	FOR
3. Advisory approval of the compensation of our named executive officers	FOR, AGAINST or ABSTAIN	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal	Same effect as vote AGAINST	No effect	FOR
4. Approval of an amendment to the LTIP to increase the number of shares reserved for issuance pursuant to awards	FOR, AGAINST or ABSTAIN	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal	Same effect as vote AGAINST	No effect	FOR
5. Approval of the material terms of the performance goals set forth in the LTIP	FOR, AGAINST or ABSTAIN	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal	Same effect as vote AGAINST	No effect	FOR
*

In light of our majority voting policy for directors, a “WITHHELD” vote will have a similar effect as a vote against that director nominee. See “How many votes are required to elect the Class I directors (Proposal 1)?”

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2017 PROXY STATEMENT

About the Annual Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that we are required to give you under certain regulations of the Securities and Exchange Commission (the “SEC”) in connection with the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following matters:

(1)

the election of two Class I directors, each to serve until the date of the 2020 annual meeting of stockholders and until his successor has been duly elected and qualified, or his earlier death, resignation or removal;

(2)	the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017;

(3)	the approval, on an advisory basis, of the compensation of our named executive officers;

(4)

the approval of an amendment to the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares reserved for issuance pursuant to awards under the LTIP by 2,000,000 shares (the “LTIP Amendment”);

(5)	the approval of the material terms of the performance goals set forth in the LTIP for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and

(6)	such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 15, 2017 (the “Record Date”). The Record Date is established by the Board of Directors as required by Delaware law. On the Record Date, 59,472,447 shares of Common Stock (including shares of restricted stock) were outstanding.

Who is entitled to vote at the Annual Meeting?

Subject to the voting procedures set forth below, holders of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Our certificate of incorporation prohibits cumulative voting in the election of directors.

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2017 PROXY STATEMENT

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. If a quorum is not present or represented at the Annual Meeting, the chairman of the Annual Meeting or a majority in voting interest of the stockholders present in person or represented by proxy at the Annual Meeting may adjourn the meeting, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.

Why am I being asked to approve the LTIP Amendment?

Section 303A.08 of the New York Stock Exchange (“NYSE”) Listed Company Manual requires that all material revisions to equity compensation plans be approved by stockholders, except in certain limited circumstances. The LTIP Amendment is considered a material revision to the LTIP because it involves a material increase in the number of shares available under the LTIP. Further, although the Board of Directors has the authority to alter, amend or revise the LTIP at any time and from time to time, the LTIP provides that if stockholder approval of an amendment is required either (i) under NYSE rules or (ii) in order for the LTIP and awards thereunder to continue to comply with Code Sections 162(m), 421 or 422, any amendment approved by the Board of Directors will not be effective unless it is approved by the requisite vote of the stockholders.

Why am I being asked to approve the material terms of the performance goals set forth in the LTIP?

The LTIP is designed to permit us to grant awards that qualify as “performance-based compensation” for purposes of satisfying the requirements of Code Section 162(m). Code Section 162(m) limits our ability to deduct compensation in excess of $1 million per year paid to “covered employees” from our U.S. federal corporate income taxes, unless the compensation qualifies as “performance-based compensation.” Compensation cannot qualify as “performance-based compensation” unless the plan under which it is paid (which includes the material terms of the performance goals thereunder) is approved by stockholders. Our stockholders approved the LTIP and material terms of the performance goals in December 2013, shortly before our initial public offering (“IPO”) in April 2014. In order for us to continue to have flexibility to grant awards of “performance-based compensation” within the meaning of Code Section 162(m), we are requesting that our stockholders re-approve the material terms of the performance goals set forth in the LTIP.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are considered the stockholder of record with respect to those shares and we have sent the proxy statement and proxy card directly to you.

If your shares are held in a brokerage account or held by a bank or other nominee, the broker, bank or other nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” The proxy statement and proxy card have been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your nominee regarding how to vote your shares. See “If I hold my shares in “street name,” how do I vote my shares?”

If I am a stockholder of record, how do I vote my shares?

If you are a stockholder of record, you may vote your shares of Common Stock in person at the Annual Meeting or you may vote by proxy.

In person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. We do not require tickets for admission to the Annual Meeting.

Via the Internet. You may vote by proxy via the internet by following the instructions found on the proxy card.

By Telephone. You may vote by proxy by calling the toll free number found on the proxy card.

By Mail. You may vote by proxy by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope. The proxy card is simple to complete, with specific instructions on the card.

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2017 PROXY STATEMENT

By completing and submitting the proxy card or by submitting your instructions via the internet or by telephone, you will direct the designated persons (known as “proxies”) to vote your shares of Common Stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Chad Richison and Craig Boelte to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it prior to the Annual Meeting. If you complete the entire proxy card except one or more of the voting instructions, then the designated proxies will vote your shares in accordance with the recommendation of the Board of Directors with respect to each proposal for which you do not provide any voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If I hold my shares in “street name,” how do I vote my shares?

If you hold your shares in “street name,” your broker, bank or other nominee should provide you with a request for voting instructions along with the proxy materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you sign but do not fully complete the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposals for which you provide no voting instructions. Alternatively, if you hold your shares in “street name” and want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your “street name” shares in person at the Annual Meeting.

How do I vote if I hold my shares through AST Equity Plan Solutions?

If you are an employee who holds shares of Common Stock in an account at AST Equity Plan Solutions, including shares purchased through the Paycom Software, Inc. Employee Stock Purchase Plan (the “ESPP”) or shares of Common Stock awarded under the LTIP (in either case, “employee shares”), you may cause your employee shares to be voted by (i) accessing the internet website specified on your proxy card, (ii) calling the toll-free number specified on your proxy card or (iii) signing and returning your proxy card in the postage-paid envelope provided. The transfer agent will then vote your employee shares in accordance with your instructions. Please note that you may receive separate proxy cards for shares purchased through the ESPP and shares awarded under the LTIP. To ensure that all of your employee shares are voted, please complete the voting process (by voting by internet, telephone or mail) with respect to each proxy card that you receive.

You must provide voting instructions for your employee shares by 5:00 p.m., Eastern Time, on April 26, 2017. If your instructions with respect to your employee shares are not received by the tabulating agent by such date, the transfer agent will not vote your employee shares.

Who counts the votes?

All votes will be tabulated by Mediant Communications, Inc., the inspector of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your broker, bank or other nominee giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

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2017 PROXY STATEMENT

What if I do not specify how I want my shares voted?

If you are a record holder who returns a signed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you did not provide any voting instructions, and such shares will be voted in the following manner:

Proposal 1—	FOR the election of each of the Class I director nominees;

Proposal 2—	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017;

Proposal 3—	FOR the advisory approval of the compensation of our named executive officers;

Proposal 4—	FOR the amendment to the LTIP to increase the number of shares reserved for issuance pursuant to awards under the LTIP by 2,000,000 shares; and

Proposal 5—	FOR the approval of the material terms of the performance goals set forth in the LTIP.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your broker, bank or other nominee will be unable to vote your shares on all of the proposals other than the ratification of the appointment of Grant Thornton LLP (Proposal 2). See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

•	Give written notice of revocation, addressed to Matthew Paque, Director of Legal and Compliance, at our address above, which notice must be received before 4:00 p.m. local time on April 28, 2017.

•	Complete and submit a new valid proxy bearing a later date prior to 4:00 p.m. local time on April 28, 2017.

•	Attend the Annual Meeting and vote in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

If you are a “street name” holder, your broker, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

How many votes are required to elect the Class I directors (Proposal 1)?

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of the Class I director nominees (i.e., the two individuals who receive the most votes will be elected as Class I directors).

While directors are elected by a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, our Corporate Governance Guidelines include a majority voting policy for directors. This policy states that in an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) is required to promptly tender his or her resignation to the Board of Directors following certification of the stockholder vote. The nominating and corporate governance committee (or, alternatively, a committee of the independent directors of the Board of Directors if each member of the nominating and corporate governance committee received a Majority Withheld Vote) must recommend to the Board of Directors whether to accept the resignation offer. The Board of Directors is required to consider and act on the recommendation within ninety (90) days following certification of the stockholder vote and will promptly disclose its decision whether to accept the resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release.

If you withhold authority to vote with respect to the election of one or both of the director nominees, your shares will not be voted with respect to such director nominee(s) indicated but your shares will be counted for purposes of determining whether there is a quorum. Under our majority voting policy for directors, a “WITHHELD” vote will have a similar effect as a vote against that director nominee.

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2017 PROXY STATEMENT

A complete statement of our majority voting policy is set forth in our Corporate Governance Guidelines available on our website at investors.paycom.com.

How many votes are required to approve the other proposals (Proposal 2-5)?

Approval of each other proposal will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on any of these matters, your shares will be counted as present and entitled to vote on a particular proposal for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal.

Your vote with respect to the approval of the compensation of our named executive officers (Proposal 3) is advisory, which means the result of such vote is non-binding on us, the Board of Directors and the committees of the Board of Directors. Although non-binding, the Board of Directors and its committees value the opinions of our stockholders and will review and consider the voting results when making future decisions regarding executive compensation.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are included in the number of shares present at the Annual Meeting for purposes of determining a quorum. If you hold your shares in “street name” and you do not instruct your broker how to vote your shares, no votes will be cast on your behalf with respect to any proposal other than the ratification of the appointment of Grant Thornton LLP (Proposal 2).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How are proxies being solicited and what are the costs? Who pays the solicitation costs?

Proxies are being solicited by the Board of Directors on behalf of the Company. We have retained The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support for a services fee, plus customary disbursements, which are not expected to exceed $12,000 in total. Our officers, directors and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation materials to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We plan to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days following the Annual Meeting.

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2017 PROXY STATEMENT

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of certain information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents referred to in this proxy statement. If you have any questions or need additional material, please feel free to contact Investor Relations at (855) 603-1620 or investors@paycom.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 1, 2017
In addition to delivering paper copies of these proxy materials to you by mail, the Notice, proxy statement, form of proxy and 2016 Annual Report are available at www.proxypush.com/PAYC.

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2017 PROXY STATEMENT

Proposal 1: Election of Directors

Paycom’s business and affairs are managed under the direction of our Board of Directors, which currently consists of seven directors. Pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws, our Board of Directors is divided into three classes, with the members of the classes serving three-year terms that expire in successive years. The terms of office of the current members of our Board of Directors are divided as follows:

•	the term of office for our Class I directors will expire at the Annual Meeting;

•	the term of office for our Class II directors will expire at the annual meeting of stockholders to be held in 2018; and

•	the term of office for our Class III directors will expire at the annual meeting of stockholders to be held in 2019.

Directors hold office until their successors have been elected and qualified or until their earlier death, resignation or removal. The Board of Directors has nominated Larry Parman and J.C. Watts, Jr. for election as Class I directors (each, a “Director Nominee” and together, the “Director Nominees”), each to serve for a term expiring on the date of the annual meeting of stockholders to be held in 2020 and until his successor has been duly elected and qualified or his earlier death, resignation or removal. Each Director Nominee currently serves on our Board of Directors.

Vote Required

To be elected as a director, each Director Nominee must receive a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Nonetheless, pursuant to our Corporate Governance Guidelines, in an uncontested election, any director nominee who receives a Majority Withheld Vote is required to promptly tender his or her resignation to the Board of Directors following certification of the stockholder vote. The nominating and corporate governance committee (or, alternatively, a committee of the independent directors of the Board of Directors if each member of the nominating and corporate governance committee received a Majority Withheld Vote) must recommend to the Board of Directors whether to accept the resignation offer. The Board of Directors is required to consider and act on the recommendation within ninety (90) days following certification of the stockholder vote and will promptly disclose its decision whether to accept the resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release. Should any Director Nominee become unable or unwilling to accept his nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may nominate or designate. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR each Director Nominee.

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2017 PROXY STATEMENT

Proposal 1: Election of Directors (continued)

Board of Directors Composition and Independence

The following table provides information about each director currently serving on our Board of Directors, including the Director Nominees.

Name	Age	Director Since	Director Class (Expiration of Current Term)	Independent	Committee Memberships
					Audit	Compensation	Nominating and Corporate Governance

Chad Richison	46	1998	Class III (2019)
Jason D. Clark	46	2014	Class III (2019)	X	X	X (chairman)

Henry C. Duques	73	2016	Class III (2019)	X		X
Robert J. Levenson	75	2007	Class II (2018)	X	X		X (chairman)

Larry Parman	69	2016	Class I (2017)	X		X
Frederick C. Peters II	67	2014	Class II (2018)	X	X (chairman)		X

J.C. Watts, Jr.	59	2016	Class I (2017)	X			X

There were several changes in the composition of our Board of Directors during 2016. In June 2016, Conner Mulvee resigned from the Board of Directors. Mr. Mulvee had previously informed the Board of Directors of his intent to resign once the nominating and corporate governance committee identified a qualified successor. Through a search of professional contacts, the nominating and corporate governance committee identified Larry Parman as a potential director candidate with strong leadership experience and extensive knowledge of economic and legal issues. Following a review process and a formal recommendation from the nominating and corporate governance committee, the Board of Directors appointed Larry Parman as a Class I director on June 30, 2016. In August 2016, both Robert Minicucci and Sanjay Swani resigned from the Board of Directors. Consequently, the nominating and corporate governance committee undertook an extensive search for qualified, independent director candidates. Henry C. Duques was identified based on his decades of experience in business operations and management, strategy and public company governance. J.C. Watts, Jr. was identified based on his senior leadership experience in business and as a public servant, his experience serving on other public company boards and his understanding of regulatory issues. In November 2016, the Board of Directors appointed Henry C. Duques as a Class III director and J.C. Watts, Jr. as a Class I director, in each case based on the recommendation of the nominating and corporate governance committee.

Our Board of Directors relies on the criteria set forth in the NYSE Listed Company Manual for purposes of evaluating the independence of directors and, based on such criteria, has affirmatively determined that each of Messrs. Clark, Duques, Levenson, Parman, Peters and Watts qualifies as “independent.” In making such determinations, the Board of Directors considered transactions and relationships between each non-employee director and the Company, if any, that would require disclosure pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). The Board of Directors also considered other transactions or relationships that do not rise to the level of requiring disclosure, including the relationships between the Company and entities affiliated with Messrs. Levenson and Parman, in each case as a result of such entity’s purchase (at a standard rate) and ongoing use of the Company’s human capital management and payroll software. Prior to the annual meeting of stockholders in 2016, the Board of Directors made an affirmative determination that Messrs. Minicucci, Mulvee and Swani also qualified as “independent” in accordance with the criteria set forth in the NYSE Listed Company Manual. There are no family relationships between any of our directors or executive officers.

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2017 PROXY STATEMENT

Proposal 1: Election of Directors (continued)

Director Skills, Experience and Background

The biographies of the Director Nominees are as follows:

LARRY PARMAN

Larry Parman has served as a member of our Board of Directors since June 2016. Mr. Parman is President and Chief Executive Officer of Parman & Easterday, LLP, a law firm he founded in 1985. From November 2013 to January 2015, Mr. Parman served as Secretary of Commerce for the State of Oklahoma and Executive Director of the Oklahoma Commerce Department, and was the Oklahoma Secretary of State from March 2013 to November 2013. Mr. Parman served on the board of managers of CompSource Oklahoma from 1999 to 2002 and August 2011 to March 2013. Mr. Parman is currently a member of the board of directors of the Oklahoma State Chamber of Commerce and the Chairman of the Board of Trustees of the Oklahoma Council of Public Affairs. Mr. Parman earned his bachelor’s degree in business and public administration from the University of Missouri-Columbia and his Juris Doctorate from the University of Missouri-Kansas City. Mr. Parman was selected to serve on our Board of Directors due to his strong leadership experience and extensive knowledge of economic and legal issues.

J.C. WATTS, JR.

J.C. Watts, Jr. has served as a member of our Board of Directors since November 2016. Mr. Watts is the president and chief executive officer of Watts Partners, a boutique corporate and government affairs consulting firm he co-founded in 2003. Mr. Watts has served on the board of directors of Dillard’s, Inc. (“Dillard’s”) since August 2009, and previously served on the Dillard’s board of directors and as a member of its audit committee from 2003 to 2008. Mr. Watts also served on the boards of directors of CSX Corporation from March 2011 to May 2014 and ITC Holdings Corp. from August 2011 to February 2014. Mr. Watts was elected to the United States House of Representatives in 1994 and served from January 1995 to January 2003. During his time in Congress, Mr. Watts was chairman of the Republican Conference from January 1999 to January 2003, and also served on the United States House Committees on Armed Services, Financial Services, and Transportation and Infrastructure. Mr. Watts earned his bachelor’s degree in journalism and public relations from the University of Oklahoma in 1981. Mr. Watts was selected to serve on our Board of Directors due to his senior leadership experience in business and as a public servant, his experience serving on other public company boards and his understanding of regulatory issues.

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Proposal 1: Election of Directors (continued)

The biographies of the directors currently serving as Class II directors are as follows:

ROBERT J. LEVENSON

Robert J. Levenson has served as a member of our Board of Directors since July 2007. Mr. Levenson is a founder and managing member of Lenox Capital Group, LLC, a private venture capital investment company formed in 2000 (“Lenox Capital”), which focuses primarily on early stage software technology and service company investments. From 1981 through 1990, Mr. Levenson held several executive management positions with Automatic Data Processing, Inc. (“ADP”), including Group President—Employer Services, member of the Corporate Executive Committee and member of the board of directors. In late 1990, Mr. Levenson was named Chief Operating Officer of Medco Containment Services, Inc. (“Medco”) (which was later acquired by Merck & Co., Inc.), and was elected to Medco’s board of directors. From 1992 until 2003, Mr. Levenson served on the board of directors of First Data Corporation (“FDC”), and from 1993 until his retirement in 2000, he served as Executive Vice President of FDC. Thereafter, he served as a consultant to FDC and certain of its joint venture affiliates until 2006. Mr. Levenson has served on boards of directors of public and private companies as well as civic and philanthropic organizations. These include: ADP, FDC, Medco, Central Data Systems, Inc., Comnet, Inc., Polyvision, Broadway & Seymour, Superior TeleCom Inc., Vestcom International, Emisphere Technologies, Inc., Ceridian Corp, and Elite Pharmaceuticals, Inc. He graduated from Kent State University with his bachelor’s degree in business administration. Mr. Levenson was selected to serve on our Board of Directors based on his industry expertise and experience as a member of the boards of directors of other companies.

FREDERICK C. PETERS II

Frederick C. Peters II has served as a member of our Board of Directors since March 2014. He currently serves as Chairman and Chief Executive Officer of Bluestone Financial Institutions Fund. Prior to joining Bluestone Financial Institutions Fund, Mr. Peters served as the Chairman, President and Chief Executive Officer of Bryn Mawr Bank Corporation (“BMTC”), a publicly traded company, and its principal subsidiary, The Bryn Mawr Trust Company, and continues to serve on BMTC’s board of directors. BMTC is listed on the Nasdaq Stock Market. Prior to joining BMTC in 2001, Mr. Peters started two community banks: National Bank of the Main Line in 1985 and First Main Line Bank in 1995. Mr. Peters began his banking career at Philadelphia National Bank in 1976 and held lending and executive positions at Hamilton Bank and Industrial Valley Bank prior to starting his first community bank. Mr. Peters has served on numerous non-profit boards including Main Line Health where he served first as chairman of the audit committee and later as chairman of the finance committee. He currently serves on the board of directors of The Bryn Mawr Film Institute and is a Trustee of Rosemont College. In addition, Mr. Peters served on the board of directors of the Federal Reserve Bank of Philadelphia from 2009 through 2014. He served as the chairman of the Federal Reserve Bank of Philadelphia’s audit committee from January 1, 2013 through December 31, 2014, while also serving as a member of the Federal Reserve Bank’s Committee of Audit Chairs in Washington, D.C. Mr. Peters graduated from Amherst College with his bachelor’s degree in political science. Mr. Peters was selected to serve on our Board of Directors based on his financial and investment expertise and his experience as a member of the board of directors of a public company.

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Proposal 1: Election of Directors (continued)

The biographies of the directors currently serving as Class III directors are as follows:

JASON D. CLARK

Jason D. Clark has served as a member of our Board of Directors since August 2014. Mr. Clark has served as President and Chief Executive Officer of CompSource Mutual Insurance Company since March 2009. Mr. Clark is a member of the board of directors of the Oklahoma State Chamber of Commerce, a Vice President of the American Association of State Compensation Insurance Funds (AASCIF), a member of the Workers’ Compensation Electronic Interchange Advisory Committee for the State of Oklahoma and has previously served in leadership positions for multiple industry and trade associations. Mr. Clark has over 25 years of experience in the insurance industry specializing in workers’ compensation insurance. Mr. Clark earned his bachelor’s degree in business administration from the University of Central Oklahoma. Mr. Clark was selected to serve on our Board of Directors based on his business experience.

HENRY C. DUQUES

Henry C. Duques has served as a member of our Board of Directors since November 2016. Mr. Duques was the chairman and chief executive officer of First Data Corporation, an electronic commerce and payment services company, from 1992 to 2002 and again from 2005 to 2007. Prior to joining First Data Corporation, he served as president and chief executive officer of the Database Services Group of American Express Travel Related Services Company, Inc., the predecessor of First Data Corporation, from 1987 to 1992. Mr. Duques was with Automatic Data Processing, Inc. from 1973 to 1987, where he served as Group President Financial Services and as a member of the board of directors from 1984 to 1987. Mr. Duques also served on the boards of directors of Unisys Corporation from 1998 to 2014, including as the non-executive chairman from 2006 to 2008, SunGard Corp. from 2003 to 2005 and CheckFree Corporation from 2000 to 2004. Mr. Duques earned his bachelor’s degree in business administration from The George Washington University in 1965 and an M.B.A from The George Washington University in 1969, and served on board of trustees of The George Washington University from 1998 to 2008. Mr. Duques was selected to serve on our Board of Directors based on his decades of experience in business operations and management, strategy and public company governance.

CHAD RICHISON

Chad Richison has served as President and Chief Executive Officer since he founded Paycom in 1998. He has also served as a member of our Board of Directors since 1998 and was appointed Chairman of the Board of Directors in August 2016. Mr. Richison began his career in sales with a national payroll and human resources company and a regional payroll company prior to founding Paycom. He received his bachelor’s degree in mass communications—journalism from the University of Central Oklahoma. Mr. Richison was selected to serve on our Board of Directors based on the leadership skills, strategic guidance and experience he brings as our President and Chief Executive Officer and operational expertise from his prior experience in the industry.

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Corporate Governance

Board Leadership Structure

The Chief Executive Officer and Chairman of the Board of Directors are both appointed by the Board of Directors. Our Corporate Governance Guidelines provide that both independent and management directors, including the Chief Executive Officer, are eligible for appointment as Chairman of the Board of Directors. From the time of our IPO in April 2014 until August 1, 2016, the offices of Chief Executive Officer and Chairman of the Board of Directors were separate, with Mr. Richison serving as our Chief Executive Officer and Robert Minicucci serving as Chairman. We believe it is important that the Board of Directors retain flexibility to determine whether these roles should be separate or combined based upon all relevant facts and circumstances at a given point in time.

Following Mr. Minicucci’s resignation in August 2016, the Board of Directors determined that it was in the best interests of the Company to appoint Mr. Richison as Chairman of the Board of Directors. Accordingly, since August 1, 2016, the roles of Chief Executive Officer and Chairman have been combined. The Board of Directors believes that combining the Chief Executive Officer and Chairman roles promotes decisive leadership, fosters clear accountability and enhances our ability to communicate our strategy clearly and consistently to our stockholders, employees and clients.

Our Corporate Governance Guidelines provide that if the Chairman is not an independent director, the non-management directors are required to appoint a lead independent director to represent and coordinate the activities of the non-management and independent directors and to help ensure the independence of the Board of Directors from the Chief Executive Officer and Chairman. Accordingly, following the appointment of Mr. Richison as Chairman, the Board of Directors appointed Mr. Peters as lead independent director. In his role as lead independent director, Mr. Peters’s responsibilities are to (i) preside over regularly scheduled executive sessions of non-management and independent directors, (ii) facilitate communication among the non-management and independent directors, (iii) act as a liaison between the non-management and independent directors and the Chief Executive Officer and (iv) perform such other roles and responsibilities as may be assigned to him by the Board of Directors.

A copy of the Corporate Governance Guidelines is available on our website at investors.paycom.com.

Board of Directors Meetings

During the fiscal year ended December 31, 2016, the Board of Directors held eight meetings and acted by written consent on seven occasions. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors for the period for which such director served on the Board of Directors or committee(s), if applicable, during 2016. Each member of the Board of Directors attended the annual meeting of stockholders in 2016 (other than Messrs. Duques, Parman and Watts, each of whom was appointed to the Board of Directors after the 2016 annual meeting of stockholders). The Board of Directors does not have a policy requiring director attendance at annual meetings of stockholders.

Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and primary responsibilities of each committee are described below. Members serve on these committees until their resignation or death or until otherwise determined by our Board of Directors. As a result of the changes in our Board of Directors described above under “Proposal 1: Election of Directors—Board of Directors Composition and Independence,” the composition of the committees evolved during the course of 2016. Further, in light of the appointment of Messrs. Duques and Watts in late 2016, the nominating and corporate governance committee conducted a review of committee composition in February 2017 and, as discussed below, recommended certain changes to the composition of the nominating and corporate governance and compensation committees.

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Corporate Governance (continued)

Audit Committee

Our audit committee oversees our accounting and financial reporting processes and the audit of our financial statements. In that regard, our audit committee assists board oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of our internal audit function and independent auditors. Among other matters, the audit committee is responsible for (a) the appointment, compensation, retention, oversight and pre-approval of our independent auditors, including oversight of firm and partner rotation, (b) evaluating the qualifications, performance and independence of our independent auditors, (c) reviewing our annual and interim financial statements, (d) discussing press releases, financial information and earnings guidance provided to analysts and rating agencies, (e) discussing policies with respect to risk assessment and risk management, (f) reviewing and ensuring the adequacy of our internal control systems, (g) reviewing and approving related party transactions and (h) annually reviewing the audit committee charter and the committee’s performance.

The current members of our audit committee are Messrs. Clark, Levenson, and Peters, with Mr. Peters serving as chairman of the committee. Our Board of Directors has affirmatively determined that each of Messrs. Clark, Levenson and Peters (i) is independent for purposes of serving on the audit committee under applicable SEC rules and regulations and the NYSE Listed Company Manual and (ii) meets the requirements for financial literacy under the NYSE Listed Company Manual and applicable SEC rules and regulations. Our Board of Directors has designated Mr. Peters as an “audit committee financial expert” as defined under the applicable SEC rules and determined that he has accounting or related financial management expertise as required under the NYSE Listed Company Manual. The audit committee operates under a written charter that satisfies the applicable SEC rules and regulations and the requirements of the NYSE Listed Company Manual. A copy of the audit committee charter is available on our website at investors.paycom.com. During the fiscal year ended December 31, 2016, the audit committee held five meetings and acted by written consent on one occasion.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other matters, identifying, evaluating and recommending candidates for membership on our Board of Directors, including nominees recommended by stockholders, reviewing and recommending the composition of our committees, overseeing our Code of Business Conduct and Ethics and Corporate Governance Guidelines and reporting and making recommendations to our Board of Directors concerning governance matters. The nominating and corporate governance committee also annually reviews the nominating and corporate governance committee charter, the performance of the Board of Directors and management, and its own performance.

The current members of the nominating and corporate governance committee are Messrs. Levenson, Peters and Watts, with Mr. Levenson serving as chairman of the committee. From January to August 2016, the nominating and corporate governance committee consisted of Messrs. Clark, Minicucci and Swani, with Mr. Swani serving as chairman of the committee. In August 2016, shortly after the resignation of Messrs. Minicucci and Swani, the Board of Directors appointed Messrs. Levenson and Peters to fill the resulting vacancies on the nominating and corporate governance committee and Mr. Levenson was appointed chairman of the committee. In February 2017, based on the recommendation of the nominating and corporate governance committee, the Board of Directors removed Mr. Clark from the nominating and corporate governance committee and appointed Mr. Watts to fill the resulting vacancy. Mr. Clark was removed from the nominating and corporate governance committee solely for the purpose of creating a vacancy to allow for the appointment of Mr. Watts.

Our Board of Directors has affirmatively determined that each of Messrs. Levenson, Peters and Watts is independent for purposes of serving on the nominating and corporate governance committee under applicable SEC rules and regulations and the NYSE Listed Company Manual. The nominating and corporate governance committee operates under a written charter that satisfies the applicable SEC rules and regulations and the requirements of the NYSE Listed Company Manual. A copy of the nominating and corporate governance committee charter is available on our website at investors.paycom.com. During the fiscal year ended December 31, 2016, the nominating and corporate governance committee held four meetings and acted by written consent on three occasions.

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Corporate Governance (continued)

Compensation Committee

Our compensation committee reviews and approves, or recommends that our Board of Directors approve, the compensation of our executive officers. Among other matters, the compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, approves, or recommends that our Board of Directors approve, all equity-related awards to our executive officers, approves and administers incentive-based compensation plans and equity-based compensation plans and reviews and makes recommendations with respect to the annual Compensation Discussion and Analysis. The compensation committee also annually reviews the compensation committee charter and the committee’s performance.

The current members of our compensation committee are Messrs. Clark, Duques and Parman, with Mr. Clark serving as chairman of the committee. From January to August 2016, the compensation committee consisted of Messrs. Minicucci, Peters and Swani, with Mr. Minicucci serving as chairman of the committee. In August 2016, shortly after the resignation of Messrs. Minicucci and Swani, the Board of Directors appointed Messrs. Clark and Parman to fill the resulting vacancies on the compensation committee and Mr. Clark was appointed chairman of the committee. In February 2017, based on the recommendation of the nominating and corporate governance committee, the Board of Directors removed Mr. Peters from the compensation committee and appointed Mr. Duques to fill the resulting vacancy. Mr. Peters was removed from the compensation committee solely for the purpose of creating a vacancy to allow for the appointment of Mr. Duques.

Our Board of Directors has affirmatively determined that each of Messrs. Clark, Duques and Parman (i) is independent for purposes of serving on the compensation committee under applicable SEC rules and regulations and the NYSE Listed Company Manual, (ii) qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) qualifies as an “outside director” for purposes of Code Section 162(m). The compensation committee operates under a written charter that satisfies the applicable SEC rules and regulations and the requirements of the NYSE Listed Company Manual. A copy of the compensation committee charter is available on our website at investors.paycom.com. During the fiscal year ended December 31, 2016, the compensation committee held seven meetings and acted by written consent on three occasions.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2016, each of Messrs. Clark, Minicucci, Parman, Peters and Swani served on the compensation committee. Each of Messrs. Minicucci and Swani served on the compensation committee from the time of our IPO in April 2014 until his resignation in August 2016, Mr. Peters served on the compensation committee from August 2015 until February 2017, and each of Messrs. Clark and Parman has served on the compensation committee since August 2016. None of the persons who served on the compensation committee during 2016 is or has been an officer or employee of Paycom and none had any relationship with Paycom or any of its subsidiaries during 2016 that would be required to be disclosed as a transaction with a related person. None of our executive officers currently serves or has in the last completed fiscal year served on the board of directors or compensation or similar committee of another company at any time during which an executive officer of such other company served on our Board of Directors or compensation committee.

Risk Oversight

Our Board of Directors is responsible for, among other things, overseeing the conduct of our business, reviewing and, where appropriate, approving our long-term strategic, financial and organizational goals and plans, and reviewing the performance of our Chief Executive Officer and other members of senior management. Our Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management strategy, and our senior management is responsible for assessing, implementing and managing our risk management processes on a day-to-day basis.

The Board of Directors has delegated primary responsibility for overseeing enterprise risk management to the audit committee, and the audit committee receives appropriate assistance from key members of management, including the Company’s Chief Financial Officer and Chief Information Officer. Members of management report regularly to the audit committee. The audit committee periodically discusses with management our policies with respect to risk assessment and

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Corporate Governance (continued)

risk management as well as our significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures. Our compensation committee oversees risk related to compensation policies. Both our audit and compensation committees report to the full Board of Directors with respect to these matters, among others.

Director Qualifications

Our nominating and corporate governance committee is responsible for, among other things, assisting our Board of Directors in identifying qualified director nominees and recommending nominees to stand for election at each annual meeting of stockholders. The nominating and corporate governance committee’s goal is to assemble a board with a wide range of relevant experience, skills and perspectives. In October 2016, the nominating and corporate governance committee approved and adopted a set of criteria and standards for assessing the necessary skills and characteristics of director candidates (the “Director Qualification Standards”). In accordance with the Director Qualification Standards, the nominating and corporate governance committee will select director candidates on the basis of recognized achievements, knowledge, experience and other factors as deemed appropriate, including but not limited to a candidate’s (i) ability to bring sound and informed business judgment to the deliberations of the Board of Directors, (ii) character, integrity and loyalty to the Company, (iii) independence, (iv) ability to bring diverse points of view to bear on discussions, (v) financial knowledge and experience and (vi) understanding of marketing, technology, law, the impact of government regulations or other specific areas or disciplines. In connection with the approval and adoption of the Director Qualification Standards, the nominating and corporate governance committee expressly reserved the right to deviate from and/or modify the Director Qualification Standards from time to time in its reasonable discretion.

While we do not have a formal diversity policy for board membership, the nominating and corporate governance committee endeavors to consider candidates who represent a mix of backgrounds, diversity of race/ethnicity, gender, age, skills and professional experiences that enhance the quality of the deliberations and decisions of the Board of Directors, in the context of the perceived needs of the structure of the Board of Directors at that point in time. The Board of Directors and the nominating and corporate governance committee aim to identify a diverse group of candidates and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board of Directors.

Director Nomination Procedures

With respect to incumbent members of the Board of Directors, the nominating and corporate governance committee will annually evaluate the current members of the Board of Directors whose terms are expiring and who are willing to continue in service against the criteria described above in determining whether to recommend such directors for re-election.

Director candidates may come to the attention of the nominating and corporate governance committee from current directors, stockholders, officers or other sources. The nominating and corporate governance committee reviews all candidates in the same manner regardless of the source of the recommendation. In March 2016, the nominating and corporate governance committee adopted a formal policy regarding stockholder nominees. The nominating and corporate governance committee will consider recommendations for the nomination of directors submitted by stockholders entitled to vote generally in the election of directors. The nominating and corporate governance committee has not established a minimum number of shares of Common Stock that a stockholder must own in order to recommend a director candidate for consideration, or a minimum length of time during which the stockholder must own its shares of Common Stock, but the nominating and corporate governance committee will take into account the size and duration of a recommending stockholder’s ownership interest in Paycom. The nominating and corporate governance committee will also consider the extent to which the stockholder making the recommendation intends to maintain its ownership interest in Paycom. The nominating and corporate governance committee will only consider recommendations of nominees who satisfy the minimum qualifications prescribed by the nominating and corporate governance committee for Board of Directors candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency. The nominating and corporate governance committee will only consider recommendations submitted in compliance with our amended and restated bylaws (as the same may be amended from time to time) and any procedural requirements adopted by the nominating and corporate governance committee and disclosed in this proxy statement.

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Corporate Governance (continued)

Communications with the Board of Directors

Any stockholder or other interested party who desires to communicate with the Board of Directors, a committee of the Board of Directors, the non-management/independent directors, the lead independent director or other individual director may do so by writing to such director or group of directors at: Paycom Software, Inc., 7501 W. Memorial Road, Oklahoma City, OK 73142, Attn: Legal Department.

The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Legal Department that it is a communication for the Board of Directors. Upon receiving such a communication, the Legal Department will promptly forward the communication to the relevant individual or group to which it is addressed. The Board of Directors has requested that certain items that are unrelated to the its duties and responsibilities should be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

The Legal Department will not forward any communication determined in its good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The Legal Department will maintain a list of each communication that was not forwarded because it was determined to be frivolous. Such list is delivered to the Board of the Directors at its quarterly meetings. In addition, each communication subject to this policy that was not forwarded because it was determined by the Legal Department to be frivolous is retained in our files and made available at the request of any member of the Board of Directors to whom such communication was addressed.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other principal executive and senior officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at investors.paycom.com. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The information contained on, or accessible from, our website is not part of this proxy statement by reference or otherwise. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.

Director Compensation

Director Compensation in 2016

Beginning in the second quarter of 2016, the compensation package for non-employee directors consisted of (i) annual compensation for service as a director and as a member or chairperson of any committee(s), payable in cash in four quarterly installments (the “Director Cash Compensation”), and (ii) a fixed amount equal to $50,000 payable, at the election of the director, in the form of (1) shares of restricted stock that vest in three equal annual installments or (2) equal cash installments on the first, second and third anniversaries of the date of grant (the “Director Compensation Election”), in each case provided that the non-employee director is providing services to the Company through the applicable vesting or payment date. All directors are entitled to reimbursement for their reasonable out-of-pocket expenditures incurred in connection with their service.

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Corporate Governance (continued)

The Director Cash Compensation amounts for 2016 are set forth in the table below.

Recipient(s)	Annual Cash Compensation ($)
Non-employee directors	75,000
Audit committee chairperson	10,000
Audit committee members (excluding chairperson)	7,500
Compensation committee chairperson	5,000
Compensation committee members (excluding chairperson)	4,000
Nominating and corporate governance committee chairperson	5,000
Nominating and corporate governance committee members (excluding chairperson)	4,000

The following table provides information regarding compensation paid to each non-employee director during 2016. Because Mr. Richison serves as our President and Chief Executive Officer, he did not receive additional compensation for his service as a director in 2016 (including for his service as Chairman of the Board of Directors since August 2016). See “Compensation of Executive Officers—Summary Compensation Table for Fiscal Years Ended December 31, 2016, 2015 and 2014” for additional information regarding the compensation paid to Mr. Richison during 2016. None of our executive officers had a role in determining or recommending the amount or form of compensation paid to members of our Board of Directors.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)		Total ($)
Current Non-Employee Directors
Jason D. Clark	86,125	(2)	49,973	(3)	136,098
Henry C. Duques	—	(4)	12,477	(5)	12,477
Robert J. Levenson	133,125	(6)	—		133,125
Larry Parman	38,500	(7)	24,994	(8)	63,494
Frederick C. Peters II	139,000	(9)	—		139,000
J.C. Watts, Jr.	—	(4)	12,477	(5)	12,477
Former Non-Employee Directors
Conner Mulvee	37,500	(10)	49,973	(11)	87,473
Robert Minicucci	79,500	(12)	49,973	(13)	129,473
Sanjay Swani	60,750	(14)	49,973	(13)	110,723
(1)

Amounts shown do not reflect compensation actually received by the applicable non-employee director. Rather, the amounts represent the aggregate grant date fair value of restricted stock granted to such director in 2016, computed in accordance with ASC 718, with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 9, “Stockholders’ Equity and Stock-Based Compensation” in the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) filed with the SEC on February 21, 2017. We did not issue any fractional shares to directors that elected to receive compensation in the form of restricted stock and, as a result, the aggregate grant date fair value of any such director’s award may be slightly less than the amount that the director would have received if he elected to receive cash.

(2)

Represents the aggregate Director Cash Compensation paid to Mr. Clark for services as (a) a director for the entire 2016 fiscal year, (b) a member of the audit committee for the entire 2016 fiscal year, (c) a member of the nominating and corporate governance committee for the entire 2016 fiscal year and (d) chairman of the compensation committee from August 2016 through the end of the year.

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Corporate Governance (continued)

(3)

Pursuant to the Director Compensation Election, Mr. Clark elected to receive a portion of his compensation in the form of restricted stock. Accordingly, we issued 1,283 shares of restricted stock to Mr. Clark on May 2, 2016. These shares are scheduled to vest in three equal annual installments on May 2, 2017, May 2, 2018 and May 2, 2019.

(4)	Due to the timing of their appointments, Messrs. Duques and Watts did not receive any Director Cash Compensation in 2016.
(5)

Pursuant to the Director Compensation Election, each of Messrs. Duques and Watts elected to receive a portion of his compensation in the form of restricted stock. The aggregate fair market value of the awards to each of Messrs. Duques and Watts was adjusted to reflect the timing of his respective appointment in relation to the 2016 annual meeting of stockholders, which was the date that awards were granted to other directors pursuant to the Director Compensation Election. Accordingly, we issued 317 shares of restricted stock to each of Messrs. Duques and Watts on November 10, 2016. These shares are scheduled to vest in three equal annual installments on May 2, 2017, May 2, 2018 and May 2, 2019.

(6)

Represents (a) the aggregate Director Cash Compensation paid to Mr. Levenson for services as (i) a director for the entire 2016 fiscal year, (ii) a member of the audit committee for the entire 2016 fiscal year and (iii) chairman of the nominating and corporate governance committee from August 2016 through the end of the year, plus (b) $50,000 to be paid in three equal cash installments on May 2, 2017, May 2, 2018 and May 2, 2019 pursuant to Mr. Levenson’s election under the Director Compensation Election.

(7)

Represents the aggregate Director Cash Compensation paid to Mr. Parman for services as (a) a director from late June 2016 through the end of the year and (b) a member of the compensation committee from August 2016 through the end of the year.

(8)

Pursuant to the Director Compensation Election, Mr. Parman elected to receive a portion of his compensation in the form of restricted stock. The aggregate fair market value of Mr. Parman’s award was adjusted to reflect the timing of his appointment in relation to the 2016 annual meeting of stockholders, which was the date that awards were granted to other directors pursuant to the Director Compensation Election. Accordingly, we issued 635 shares of restricted stock to Mr. Parman on November 10, 2016. These shares are scheduled to vest in three equal annual installments on May 2, 2017, May 2, 2018 and May 2, 2019.

(9)

Represents (a) the aggregate Director Cash Compensation paid to Mr. Peters for services as (i) a director for the entire 2016 fiscal year, (ii) chairman of the audit committee for the entire 2016 fiscal year, (iii) a member of the compensation committee for the entire 2016 fiscal year and (iv) a member of the nominating and corporate governance committee from August 2016 through the end of the year, plus (b) $50,000 to be paid in three equal cash installments on May 2, 2017, May 2, 2018 and May 2, 2019 pursuant to Mr. Peters’s election under the Director Compensation Election.

(10)	Represents the aggregate Director Cash Compensation paid to Mr. Mulvee for services as a director from the beginning of the 2016 fiscal year until his resignation in June 2016.
(11)

Pursuant to the Director Compensation Election, Mr. Mulvee elected to receive a portion of his compensation in the form of restricted stock. Accordingly, we issued 1,283 shares of restricted stock to Mr. Mulvee on May 2, 2016. These shares were scheduled to vest in three equal annual installments on May 2, 2017, May 2, 2018 and May 2, 2019 but, in accordance with the terms of the applicable restricted stock award agreement, were forfeited on June 30, 2016 as a result of Mr. Mulvee’s resignation from our Board of Directors.

(12)

Represents the aggregate Director Cash Compensation paid to Mr. Minicucci for services as (a) a director (including additional compensation for service as chairman of the Board of Directors), (b) chairman of the compensation committee and (c) a member of the nominating and corporate governance committee, in each case from the beginning of the 2016 fiscal year until his resignation in August 2016.

(13)

Pursuant to the Director Compensation Election, each of Messrs. Minicucci and Swani elected to receive a portion of his compensation in the form of restricted stock. Accordingly, we issued 1,283 shares of restricted stock to each of Messrs. Minicucci and Swani on May 2, 2016. These shares were scheduled to vest in three equal annual installments on May 2, 2017, May 2, 2018 and May 2, 2019 but, in accordance with the terms of the applicable restricted stock award agreements, were forfeited on August 1, 2016 as a result of the respective director’s resignation from our Board of Directors.

(14)

Represents the aggregate Director Cash Compensation paid to Mr. Swani for services as (a) a director, (b) a member of the compensation committee and (c) chairman of the nominating and corporate governance committee, in each case from the beginning of the 2016 fiscal year until his resignation in August 2016.

New Director Compensation Program for 2017

In November 2016, the compensation committee asked our compensation consultant, Compensia, Inc. (“Compensia”), to evaluate the competitiveness of our existing compensation program for non-employee directors. Specifically, Compensia prepared an analysis of our non-employee director compensation program in comparison to the director compensation programs of the peer group companies selected by the compensation committee in early 2016. See “Compensation

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Corporate Governance (continued)

Discussion and Analysis—Compensation Review and Determination—Peer Group Data” for additional information regarding our peer group. Compensia determined that although the structure of our non-employee director compensation program was consistent with the practices of a majority of the companies in our peer group, our average total compensation per director was below the 25th percentile.

Following its review of the comparative analysis prepared by Compensia, the compensation committee made various recommendations to the Board of Directors regarding changes to our non-employee director compensation program. In March 2017, based on the recommendation of the compensation committee, the Board of Directors determined that the Director Compensation Election should be eliminated from the non-employee director compensation package and replaced with a new form of incentive compensation for non-employee directors, which is discussed in further detail below. The compensation committee did not recommend any changes with respect to the Director Cash Compensation.

Beginning in 2017, on the date of each annual meeting of stockholders, each non-employee director serving on the Board of Directors at such time is entitled to receive an award under the LTIP of restricted stock with an aggregate fair market value equal to $100,000 (based on the closing price of the Common Stock on the date of grant) (the “Director Equity Compensation”). Such shares of restricted stock will cliff-vest on the seventh (7th) day following the first (1st) anniversary of the annual meeting, provided that the non-employee director is providing services to the Company through the applicable vesting date.

In the event that a new non-employee director is appointed to the Board of Directors other than at an annual meeting of stockholders (a “Mid-Term Director”), such Mid-Term Director will be entitled to receive (i) the Director Cash Compensation beginning on the first quarterly payment date following his or her appointment and (ii) a partial award of the Director Equity Compensation on the date of his or her appointment, with the aggregate fair market value of such award to be determined based on the timing of such Mid-Term Director’s appointment in relation to the quarterly payment dates for the Director Cash Compensation.

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Audit Committee Matters

Audit Committee Report

The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2016, which includes our consolidated balance sheets as of December 31, 2016 and December 31, 2015, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2016, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

Review and Discussions with Management

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

Pursuant to the terms of the audit committee’s charter, the audit committee meets at least once per fiscal quarter or more frequently as it may determine necessary. The audit committee has discussed with Grant Thornton LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.

The audit committee has also received written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the audit committee concerning independence, and has discussed with Grant Thornton LLP their independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with Grant Thornton LLP.

Based on the review and discussions referred to above, the audit committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

AUDIT COMMITTEE

Jason D. Clark
Robert J. Levenson
Frederick C. Peters II

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Grant Thornton LLP for audit services for fiscal 2015 and 2016 as well as for audit-related, tax and other services rendered during the applicable periods (in thousands).

Name	2016	2015
Audit Fees(1)	$653	$1,113
Audit-Related Fees(2)	0	0
Tax Fees(3)	135	41
All Other Fees(4)	0	0
Total Fees	$788	$1,154

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Audit Committee Matters (continued)

(1)

Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, including consultations concerning financial reporting in connection with issuances of auditor consents and comfort letters with respect to registration statements filed with the SEC and related securities offerings.

(2)	Grant Thornton LLP did not provide any assurance or related services during the relevant periods that are not otherwise disclosed as audit fees.
(3)

Tax fees consist of fees billed for professional services rendered for tax compliance (including the preparation, review and filing of tax returns), tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

(4)	Grant Thornton LLP did not provide any “other services” during the relevant periods.

Policy on Audit Committee Pre-approval of Audit and Non-audit Services Performed by Independent Registered Public Accounting Firm

The audit committee has determined that all services performed by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP. The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated authority to its chairman, Mr. Peters, to pre-approve any audit or non-audit services to be provided by Grant Thornton LLP, provided that (i) the fees for such services do not exceed $250,000 in the aggregate, (ii) any matters approved by the chairman under such delegated authority must be presented to the full audit committee at its next scheduled meeting and (iii) such services must be allowed to be provided by our independent registered public accounting firm under the Sarbanes-Oxley Act of 2002 and SEC rules relating to auditor independence. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

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Proposal 2: Ratification of the Appointment of Our Independent Registered Public Accounting Firm

The audit committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017. The audit committee and the Board of Directors recommend that you ratify this appointment.

Arrangements have been made for a representative of Grant Thornton LLP to attend the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and he or she will be available to respond to appropriate stockholder questions.

Vote Required

The approval of Proposal 2 will require the affirmative vote, in person or by proxy, of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017.

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Management

CHAD RICHISON

Chad Richison, 46, has served as President and Chief Executive Officer since he founded Paycom in 1998. He has also served as a member of our Board of Directors since 1998 and was appointed Chairman of the Board of Directors in August 2016. Mr. Richison began his career in sales with a national payroll and human resources company and a regional payroll company prior to founding Paycom. He received his bachelor’s degree in mass communications—journalism from the University of Central Oklahoma. Mr. Richison was selected to serve on our Board of Directors based on the leadership skills, strategic guidance and experience he brings as our President and Chief Executive Officer and operational expertise from his prior experience in the industry.

CRAIG E. BOELTE

Craig E. Boelte, 53, has served as our Chief Financial Officer since February 2006. Before joining us, Mr. Boelte owned an accounting practice that served Paycom. Prior to that, Mr. Boelte spent nine years at Deloitte & Touche where he served as Senior Tax Manager. Mr. Boelte has over 30 years of experience in the workforce management and HR industry. Mr. Boelte is a member of the Oklahoma Society of CPAs and the American Institute of CPAs. Mr. Boelte received his bachelor’s degree in business administration and master’s degree in accounting from Oklahoma State University.

JEFFREY D. YORK

Jeffrey D. York, 49, has served as our Chief Sales Officer since 2007. Mr. York opened our Dallas location in 2002 prior to joining our corporate executive team. Before joining Paycom, Mr. York was employed by ADP from 1990 to 2002 where he held a variety of sales management positions including Vice President of Sales for the Major Accounts Division. Mr. York earned his M.B.A. from Baylor University and his bachelor’s degree in business administration from Texas Tech University.

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Management (continued)

WILLIAM X. KERBER III

William X. Kerber III, 41, has served as our Chief Information Officer since July 2007. Mr. Kerber joined us in 1999. Mr. Kerber is a founding team member and has over 20 years of software development and network design experience. Prior to serving as Chief Information Officer, Mr. Kerber served as a lead software developer and network architect. He attended the Oklahoma School of Science and Mathematics and received his bachelor’s degree in computer science from the University of Oklahoma’s Engineering/Computer Science program where he is currently a member of its board of advisors.

STACEY PEZOLD

Stacey Pezold, 37, has served as our Chief Learning Officer since March 2017. Mrs. Pezold previously served as our Chief Operating Officer from March 2015 to March 2017 and as our Executive Vice President of Operations from September 2012 to March 2015. She held various other positions since joining us in 2005, including Executive Vice President, Director of Corporate Training and Regional Manager. Mrs. Pezold has over 13 years of leadership and training experience. Mrs. Pezold earned her bachelor’s degree in journalism and broadcasting from Oklahoma State University.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for the following persons:

Chad Richison, President and Chief Executive Officer
Craig E. Boelte, Chief Financial Officer
Jeffrey D. York, Chief Sales Officer
William X. Kerber III, Chief Information Officer
Stacey Pezold, Chief Learning Officer(1)
(1)	Reflects Mrs. Pezold’s title as of March 2017. Mrs. Pezold served as our Chief Operating Officer during 2016.

In this Compensation Discussion and Analysis and the accompanying compensation tables, we refer to the executive officers listed above as our named executive officers (“NEOs”). The compensation provided to our NEOs for the years ended December 31, 2016, 2015 and 2014 is set forth in detail in the Summary Compensation Table and other tables that follow this section, as well as the accompanying footnotes and narrative discussions relating to those tables. This Compensation Discussion and Analysis also provides an overview of the elements and philosophy of our executive compensation program as well as how and why the compensation committee and our Board of Directors make specific compensation decisions and policies with respect to the NEOs.

Executive Summary

2016 Financial and Business Highlights

We are committed to achieving long-term, sustainable growth and increasing stockholder value. As evidenced by our strong financial results, our momentum and success continued in 2016. As we approach the third anniversary of our IPO and reflect on all that we have accomplished in just three years, we recognize that our talented and experienced management team is critical to our ability to maintain our momentum and to continue to pursue our strategic objectives. Accordingly, we believe it is important to consider our executive compensation decisions in the context of our financial and operational performance during 2016.

We were also encouraged by the results of the first stockholder advisory vote on the compensation of our NEOs, which was held at our 2016 annual meeting. Over 99% of the shares present in person or represented by proxy and entitled to vote on the proposal were voted in favor of our “say-on-pay” resolution at the 2016 annual meeting. We interpreted this exceptionally strong level of support as affirmation of the structure of our executive compensation program and our approach to making compensation decisions. As a result, we did not make substantive changes to the program design following the 2016 annual meeting.

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Compensation Discussion and Analysis (continued)

Objectives and Components of Compensation

Our compensation committee has determined what it believes to be the appropriate level and mix of the various compensation components for our NEOs. The specific objectives of our executive compensation program are to:

•	reward the achievement of our strategic objectives, including financial growth;

•	drive the continued development of our successful and profitable business;

•	motivate, reward and retain highly qualified executives who are important to our success;

•	recognize strong performers by offering cash performance-based incentive compensation and equity awards that reward contributions to our overall success; and

•	align the interests of our NEOs with those of our stockholders and, in doing so, create value for our stockholders.

The table below summarizes how the various components of our executive compensation program are designed to achieve these objectives.

Compensation Component	Objectives
Base salary	To compensate NEOs for services rendered during the fiscal year and to recognize their experience, skills, knowledge and responsibilities
Performance-based cash bonuses	To emphasize pay-for-performance and to reward NEOs for the achievement of specified performance criteria
Equity incentive awards	To incentivize and reward NEOs for long-term corporate performance based on our enterprise value and, consequently, to align their interests with those of our stockholders
Retirement benefits	To compensate NEOs for services rendered during the fiscal year and to recognize their experience, skills, knowledge and responsibilities
Perquisites and personal benefits	To compensate NEOs for services rendered during the fiscal year and to recognize their experience, skills, knowledge and responsibilities

Compensation Philosophy

As we pursue our strategic objectives, we must continuously develop and refine our solution to stay ahead of our clients’ needs and challenges, which requires a talented and experienced management team. Our compensation committee, with input from management and our compensation consultant, has developed an executive compensation program that we believe is designed to (i) motivate, reward and retain our leaders, (ii) support our strategic objectives, including long-term, sustainable growth and increasing stockholder value, and (iii) encourage strong financial performance on an annual and long-term basis, in each case without encouraging excessive or inappropriate risk taking.

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Compensation Discussion and Analysis (continued)

Compensation Review and Determination

Overview

In determining the compensation for each NEO, the compensation committee considered the following factors:

•	our performance in the previous year, based on financial and non-financial metrics;

•	our growth from the previous year, based on both financial and non-financial metrics;

•	retention considerations;

•	our outlook and operating plan for the upcoming year;

•	the compensation analysis provided by Compensia;

•	the NEO’s role, responsibilities, and skills;

•	the NEO’s compensation for the previous year;

•	relevant terms of the NEO’s employment agreement, if any;

•	an evaluation of the NEO’s individual performance (see “—Role of Executive Officers”);

•	the proposed compensation packages for the other NEOs (internal pay equity);

•	the size of the aggregate equity pool available for awards for the year and the relative allocation of such pool among the NEOs and the other participants;

•	overall equity dilution and burn rates as well as equity overhang levels;

•	the value of, and expense associated with, proposed and previously awarded equity grants, including the continuing retentive value of past awards; and

•	compensation trends and competitive factors in the market for talent in which we compete.

Role of Compensation Committee

Our compensation committee reviews and approves, or recommends that our Board of Directors approve, the compensation of our NEOs. Among other matters, the compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other NEOs, evaluates the performance of these officers in light of those goals and objectives, and approves, or recommends that our Board of Directors approve, all equity awards to our NEOs.

Role of Compensation Consultant

The compensation committee has engaged Compensia to provide input, analysis, and advice about our compensation programs for executives and non-employee directors, including compensation philosophy and design, peer group data, competitive positioning and equity compensation practices. The compensation committee selected Compensia to provide these services based on, among other things Compensia’s reputation and substantial insight and experience with executive compensation programs in our industry. Compensia reports directly to the compensation committee and did not perform work for Paycom in 2016 except under its engagement by the compensation committee. After reviewing and considering the factors set out by the applicable rules and regulations of the SEC and NYSE regarding the independence of compensation advisors, the compensation committee determined that Compensia is independent and its work in 2016 did not raise any conflicts of interest.

Role of Executive Officers

On an annual basis, we evaluate each NEO’s performance for the prior year. Our Chief Executive Officer, Mr. Richison, prepares an evaluation of each NEO other than himself, with input from others within the Company. The evaluation focuses on the achievement of stated corporate and individual goals and performance criteria and the amount of contributions made to Paycom. This process leads to a recommendation from the Chief Executive Officer to the compensation committee with respect to the cash compensation of each NEO (other than himself) as well as whether or not equity incentive awards should be granted. The compensation committee determines the Chief Executive Officer’s cash compensation (without his input), as well as whether or not equity incentive awards should be granted to him.

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Compensation Discussion and Analysis (continued)

Compensation Mix

The charts below provide the compensation mix for our NEOs in 2016. As shown in these charts, we rely heavily on performance-based, at-risk compensation. In 2016, approximately 91% of our Chief Executive Officer’s total compensation was tied to performance, including approximately 80% that was delivered in the form of restricted stock that vests or has vested upon our “total enterprise value” reaching certain predetermined thresholds, which we refer to as “market-based” vesting conditions. For information regarding the determination of “total enterprise value,” see “—Long-Term Incentive Compensation—Restricted Stock Awards.” On average, approximately 88% of the total compensation for each of our other NEOs was tied to performance in 2016, including an average of approximately 74% that was delivered in the form of restricted stock that is subject to market-based vesting conditions. The design of our compensation program is intended to support a strong pay-for-performance culture and to ensure alignment between the interests of our NEOs and the interests of our stockholders.

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Compensation Discussion and Analysis (continued)

We do not have a pre-established policy or target for the allocation between cash and non-cash compensation nor for the allocation between short-term and long-term incentive compensation for our NEOs. Rather, the compensation committee relies on each committee member’s knowledge and experience as well as information provided by management and Compensia, to determine the appropriate level and mix of compensation. Ultimately, our objective is to provide our NEOs with reasonable, competitive base salaries and the opportunity to earn additional compensation through short-term and long-term performance-based incentives, which are designed to produce a targeted level of performance.

Our NEOs receive cash compensation in the form of base salary and bonuses, with bonuses representing a short-term incentive component of our NEO compensation packages. Beginning with the 2015 fiscal year, we determine and pay bonuses for four out of five NEOs pursuant to the Paycom Software, Inc. Annual Incentive Plan (the “Annual Incentive Plan”). See “—Cash Compensation—Annual Incentive Plan.”

Equity awards serve as an important motivational and retentive component of an NEO’s overall compensation package. Each NEO holds a significant amount of restricted stock with time-based vesting conditions. These shares were issued to replace equity awards that were cancelled in connection with a pre-IPO corporate reorganization. Since our IPO, all equity awards to NEOs have been subject to market-based vesting conditions only.

Due to the market-based vesting conditions for equity awards and performance criteria for Annual Incentive Plan or other bonuses, a significant portion of our NEOs’ compensation is linked to our financial and operational performance as well as our enterprise value. We believe this structure challenges our executives to increase stockholder value and compensates them only to the extent that the specified results are achieved.

Timing

On an annual basis, our compensation committee reviews and evaluates each NEO’s base salary, with input from our Chief Executive Officer (except with respect to his own compensation). Based on historical practices and our performance review cycle for all employees, salary increases, if any, are typically effective as of July 1st of a given year.

With respect to cash bonuses, the Annual Incentive Plan requires that the compensation committee set performance goals within the first ninety (90) days of a performance period. Following the end of a performance period and our receipt of the independent auditor’s report with respect to financial statements for the applicable fiscal year, the compensation

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Compensation Discussion and Analysis (continued)

committee must certify the extent to which the performance goals were achieved as well as the calculation and determination of the incentive compensation to be paid to each participant under the Annual Incentive Plan.

With respect to equity compensation, the compensation committee determines whether and when to grant awards to NEOs based on its evaluation of the various factors discussed under “—Long-Term Incentive Compensation—Restricted Stock Awards” below. The NEOs have received three equity grants since our IPO, all of which were part of larger equity grants to eligible employees in various departments of the Company.

Peer Group Data

The compensation committee uses peer group data as a point of reference for designing our compensation programs and setting compensation levels. In 2016, the compensation committee reviewed comparative executive compensation data from a group of companies identified based on the selection criteria described below. The compensation committee does not use peer group data as a single determinative factor, but rather as an external check to verify that our executive compensation programs are reasonable and competitive.

In developing the peer group, the compensation committee sought to include U.S.-headquartered companies within a similar industry and of a similar size as the Company. In particular, the compensation committee targeted software companies with comparable Software-as-a-Service business models and business software applications. The peer group companies were also identified based on the following financial criteria, with the objective of positioning Paycom approximately at the median of the peer group with respect to revenue and market capitalization.

Selection Criteria	Peer Group Target Financial Criteria
Revenue (12-month period)	$100 million—$400 million
Revenue Growth	> 20%
Market Capitalization	$900 million—$4 billion

Potential peer group companies were evaluated based on the most recent data available as of January 15, 2016. Companies that did not satisfy all of the selection criteria were nonetheless eligible to be included in the peer group based on alignment across all factors. With the assistance of Compensia, the compensation committee ultimately identified the following peer group, consisting of 17 companies.

Benefitfocus, Inc.	LogMeIn, Inc.
Callidus Software Inc.	Marketo, Inc.
Cornerstone OnDemand, Inc.	Paylocity Holding Corporation
Cvent, Inc.	Proofpoint, Inc.
Demandware, Inc.	SPS Commerce, Inc.
Ellie Mae, Inc.	The Ultimate Software Group, Inc.
Guidewire Software, Inc	WageWorks, Inc.
HubSpot, Inc.	Zendesk, Inc.
Imperva, Inc.

Compensation Risk Assessment

The compensation committee has conducted its annual risk analysis of our compensation policies and practices, and does not believe that our compensation programs encourage excessive or inappropriate risk taking by our executives or are reasonably likely to have a material adverse effect on us. We believe that our compensation policies and practices include

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Compensation Discussion and Analysis (continued)

an appropriate balance of short- and long-term incentives as well as fixed and variable features. We also believe that we have established reasonable payout scales and performance goals for Annual Incentive Plan awards and reasonable targets for restricted stock with market-based vesting conditions that are related to our enterprise value. We believe that these factors, combined with effective oversight by our Board of Directors, discourage excessive or inappropriate risk taking by executives or other employees with respect to matters that may affect compensation.

Cash Compensation

Base Salary

We provide base salaries to our NEOs to compensate them for services rendered during the fiscal year and to recognize their experience, skills, knowledge and responsibilities. During 2016, each of our NEOs other than Mrs. Pezold was party to an employment agreement that sets forth a minimum base salary. No formulaic base salary increases are provided to such NEOs pursuant to the terms of their employment agreements. On an annual basis, our compensation committee reviews and evaluates, with input from our Chief Executive Officer (except with respect to his own compensation), the need for adjustment of the base salaries of our NEOs. The table below provides information regarding the base salary for each of our NEOs.

Name	2017 Base Salary(1) ($)	2016 Base Salary(2) ($)	2015 Base Salary(3) ($)	% Change 2017 vs. 2016	% Change 2016 vs. 2015
Chad Richison	629,371	605,165	555,197	4%	9%
Craig E. Boelte	330,558	317,844	291,600	4%	9%
Jeffrey D. York	416,469	400,451	377,784	4%	6%
William X. Kerber III	340,747	327,642	309,096	4%	6%
Stacey Pezold	302,000	273,042	257,587	11%	6%
(1)	Reflects base salary in effect as of July 1, 2016.
(2)	Reflects base salary in effect from July 1, 2015 through June 30, 2016.
(3)	Reflects base salary in effect from July 1, 2014 through June 30, 2015.

The salary increases from 2016 to 2017 were determined based on the compensation committee’s review (with input from Compensia) of compensation data regarding merit salary increases in the peer group, as well as each NEO’s salary relative to the salaries of named executive officers of such companies. The increase in Mrs. Pezold’s base salary from 2016 to 2017, on a percentage basis, was greater than the base salary increases for the other NEOs based in part on her competitive positioning at the time of the adjustment. The compensation committee viewed this increase as appropriate in light of her tenure and performance. The percentage salary increase from 2015 to 2016 for Messrs. Richison and Boelte was greater than the percentage salary increase for the other NEOs because Messrs. Richison and Boelte each waived a salary increase in the prior year. Accordingly, the compensation committee determined that a greater salary increase for the 2015 to 2016 period would represent consideration to Messrs. Richison and Boelte for such waivers.

Annual Incentive Plan

Overview. Our stockholders approved the Annual Incentive Plan at the 2015 annual meeting. The purpose of the Annual Incentive Plan is to advance our interests and the interests of our stockholders by (i) providing certain employees, including the NEOs, with incentive compensation that is tied to the achievement of pre-established, objective performance goals, (ii) identifying and rewarding superior performance and providing competitive compensation to attract, motivate and retain employees who have outstanding skills and abilities, and who achieve superior performance, and (iii) fostering accountability and teamwork throughout Paycom. The Annual Incentive Plan is intended to provide incentive compensation that is not subject to the deduction limitation rules prescribed under Code Section 162(m) and is intended to comply with, or be exempt from, the requirements of Code Section 409A. The Annual Incentive Plan is administered by the compensation committee.

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Compensation Discussion and Analysis (continued)

Participation in the Annual Incentive Plan is limited to those employees who are designated by the compensation committee (or by an officer who is duly authorized by the compensation committee). For each period selected by the compensation committee for payment of incentive compensation, referred to as a “performance period,” the compensation committee must (i) approve the participants eligible to receive performance-based awards under the Annual Incentive Plan, (ii) notify (or direct management to notify) each such participant in writing concerning his or her selection, (iii) select performance goals that are to be used for each participant and (iv) establish, in terms of an objective formula or standard for each participant, the amount of each award that may be earned if the threshold, target, and maximum achievement levels for each performance goal are achieved.

Awards under the Annual Incentive Plan are made based upon achievement of performance goals within the meaning of Code Section 162(m) (consisting of individual performance goals, business unit performance goals, and/or company performance goals) relating to one or more “performance criteria,” such as revenues, revenue budget growth, customer growth, sales or earnings per share, among others.

2016 Performance Criteria. For purposes of the performance period that commenced January 1, 2016 and ended December 31, 2016, the compensation committee determined that each of Messrs. Richison, Boelte, York and Kerber would be eligible to receive performance-based awards under the Annual Incentive Plan. The awards granted under the Annual Incentive Plan for the 2016 performance period were determined based on the Company’s achievement of specified revenue goals, but subject to downward adjustment if the Company’s Adjusted EBITDA (defined below) fell below a specified target.

The table below sets forth (i) the revenue amounts and growth rates that were established as the threshold, target and maximum achievement levels for the 2016 performance period and (ii) the payout percentage at each achievement level (the “Revenue Payout Percentage”).

Achievement Level	Total Revenues ($MM)	Revenue Growth (2016 vs. 2015)	Revenue Payout Percentage
Threshold Achievement	268.0	19.3%	0.00%
Target Achievement	311.0	38.4%	100.0%
Maximum Achievement	336.0	49.6%	200.0%

The Revenue Payout Percentage was not limited to the specific figures shown in the table above and, to the extent that our total revenues fell between threshold achievement and target achievement, or between target achievement and maximum achievement, the Revenue Payout Percentage was to be determined on the basis of straight-line interpolation applied on the change in performance between such achievement levels. For purposes of the straight-line interpolation between threshold achievement and target achievement, the Revenue Payout Percentage would increase approximately 2.33% for each $1.0 million of revenue growth over $268.0 million of total revenues for the 2016 performance period (i.e., there would be a 100% increase in Revenue Payout Percentage over the $43.0 million interval of revenue growth between threshold achievement and target achievement). For purposes of the straight-line interpolation between target achievement and maximum achievement, the Revenue Payout Percentage would increase 4.0% for each for each $1.0 million of revenue growth over $311.0 million of total revenues for the 2016 performance period (i.e., there would be a 100% increase in Revenue Payout Percentage over the $25.0 million interval of revenue growth between target achievement and maximum achievement).

For the 2016 performance period, the Revenue Payout Percentage was subject to downward adjustment by 5.0% for every $1.0 million (whole) that the Company’s adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) for the year ended December 31, 2016 fell below $64.0 million, provided that the Revenue Payout Percentage could not be reduced by more than 75.0%.

In addition to establishing threshold, target and maximum achievement levels, the compensation committee established a target bonus percentage for each participant, which was expressed as a percentage of the participant’s base salary. For

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Compensation Discussion and Analysis (continued)

the 2016 performance period, the compensation committee set the target bonus percentage at 100% for each of Messrs. Richison and Boelte and at 75% for each of Messrs. York and Kerber. The amount payable to a participant under the Annual Incentive Plan for 2016 was determined by multiplying (i) the Revenue Payout Percentage by (ii) the participant’s target bonus percentage by (iii) the participant’s base salary.

2016 Annual Incentive Plan Bonuses. The table below sets forth (i) the potential amounts payable to each of Messrs. Richison, Boelte, York and Kerber under the Annual Incentive Plan based on achieving the threshold, target or maximum achievement level for the 2016 performance period and (ii) the actual amount paid to each such NEO for the 2016 performance period. Total revenues for the year ended December 31, 2016 were $329.1 million, representing 46.5% growth year-over-year. This revenue growth rate was between the target and maximum achievement levels established by the compensation committee for the 2016 performance period and, based on the methodology described above, the Revenue Payout Percentage was 172.56%. Adjusted EBITDA for the 2016 performance period exceeded $64.0 million and, as such, there was no downward adjustment of the Revenue Payout Percentage. We paid cash bonuses under the Annual Incentive Plan for the 2016 performance period in the first quarter of 2017.

Name	Threshold ($)	Target ($)	Maximum ($)	Actual Amount Paid ($)
Chad Richison	0	605,165	1,210,329	1,044,273
Craig E. Boelte	0	317,844	635,688	548,472
Jeffrey D. York	0	300,338	600,677	518,264
William X. Kerber III	0	245,731	491,463	424,033

2017 Performance Criteria and Potential Payouts for 2017 Performance Period. For purposes of the performance period commencing January 1, 2017 and ending December 31, 2017, the compensation committee has determined that Messrs. Richison, Boelte, York and Kerber are eligible to receive performance-based awards under the Annual Incentive Plan. Awards for the 2017 performance period will again be based on a formula that accounts for pre-established revenue targets and Adjusted EBITDA and the target bonus percentages for each of Messrs. Richison, Boelte, York and Kerber remain at 100%, 100%, 75% and 75%, respectively.

The table below sets forth the potential amounts payable to Messrs. Richison, Boelte, York and Kerber for the 2017 performance period under the Annual Incentive Plan based on achieving the threshold, target or maximum achievement level, as approved by the compensation committee.

Name	Threshold ($)	Target ($)	Maximum ($)
Chad Richison	0	629,371	1,258,743
Craig E. Boelte	0	330,558	661,116
Jeffrey D. York	0	312,352	624,704
William X. Kerber III	0	255,561	511,121

The amounts disclosed are approximate. The actual award amounts will be based on actual performance and will be determined on a scale interpolated between revenue achievement levels, subject to downward adjustment based on our performance relative to a pre-established Adjusted EBITDA target.

Pezold Bonuses

2016 Bonus. For 2016, the compensation committee determined that, due to the nature of her role and responsibilities, annual revenue retention rate was an appropriate performance criterion for purposes of determining Mrs. Pezold’s annual cash bonus. Annual revenue retention rate, which is a metric that tracks the percentage of revenue that we retain from our existing clients, is not one of the performance criterion specifically identified in the Annual Incentive Plan. Accordingly, Mrs. Pezold’s cash bonus for the year ended December 31, 2016 was determined and awarded outside of the Annual Incentive Plan. The bonus amount that Mrs. Pezold was eligible to receive for 2016 was equal to the product of a payout percentage (which was tied to annual revenue retention rate), her target bonus percentage (expressed as a percentage of her base salary) and her base salary. To be consistent with the target bonus percentages for Messrs. York and Kerber, the

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Compensation Discussion and Analysis (continued)

compensation committee set Mrs. Pezold’s target bonus percentage for 2016 at 75%. The table below sets forth (i) the annual revenue retention rates that were established as the threshold, target and maximum achievement levels for 2016, (ii) the corresponding payout percentage at each achievement level and (iii) Mrs. Pezold’s potential bonus amount at each achievement level.

Achievement Level	Annual Revenue Retention Rate	Payout Percentage	Potential Bonus Amount ($)
Threshold Achievement	90.0%	70.0%	143,347
Target Achievement	93.0%	100.0%	204,782
Maximum Achievement	100.0%	170.0%	348,129

The potential payout percentages for Mrs. Pezold’s bonus were not limited to the specific figures shown in the table above and, to the extent that annual revenue retention rate fell between threshold achievement and target achievement, or between target achievement and maximum achievement, the payout percentage was to be determined on the basis of straight-line interpolation applied on the change in performance between such achievement levels. For each 1% increase in annual revenue retention rate, the payout percentage would increase 10%.

The annual revenue retention rate for the year ended December 31, 2016 was 91%. Based on the annual revenue retention rate performance goals established at the beginning of 2016, Mrs. Pezold received a cash bonus of $163,826, paid in the first quarter of 2017.

2017 Bonus. For 2017, the compensation committee has determined that it is appropriate to again use annual revenue retention rate as the performance criterion for determining Mrs. Pezold’s cash bonus, and to set Mrs. Pezold’s target bonus percentage at 75%. The table below sets forth the potential amounts payable to Mrs. Pezold for performance in 2017 based on achieving annual revenue retention rates at pre-established threshold, target and maximum levels. The payout amounts between the threshold, target and maximum achievement levels are determined on a linear scale based on each 1.0% increase in annual revenue retention rate.

Potential Bonus Amount ($)
Threshold	Target	Maximum
158,550	226,500	385,050

Recoupment for Restatements

The Annual Incentive Plan provides that in the event of a restatement of our financial statements, the compensation committee may recoup all or any portion of any incentive compensation paid under the Annual Incentive Plan to the extent that the amount of the incentive compensation based on such restated financial statements would have been lower. Mrs. Pezold’s bonuses are subject to similar recoupment (or “clawback”) provisions. See “Compensation of Executive Officers—Employment Agreements and Arrangements.”

Long-Term Incentive Compensation

Overview

We believe that equity awards provide our NEOs with a strong link to our performance, create an incentive to achieve long-term performance goals and objectives and more closely align the interests of our NEOs and our stockholders. In 2014, we adopted the LTIP, which allows us to grant an array of equity-based incentive awards to our NEOs and other employees, contractors and outside directors. The purpose of the LTIP is to increase the interests of recipients of awards under the LTIP in our welfare, advance our interests by attracting and retaining qualified employees, outside directors and other persons providing services to us and provide a means through which we may attract able persons as employees, contractors and outside directors. A summary of the material terms of the LTIP appears in the section of this proxy statement entitled “Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP—LTIP Summary” beginning on page 55.

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2017 PROXY STATEMENT

Compensation Discussion and Analysis (continued)

Restricted Stock Awards

Since our IPO, we have not awarded any type of equity incentives to our NEOs other than shares of restricted stock that are subject to market-based vesting conditions. Such restricted stock awards are granted under the LTIP and are governed by the terms of restricted stock award agreements, which set forth the specific vesting conditions and terms regarding delivery of shares of Common Stock underlying the awards. The shares of restricted stock issued to our NEOs vest or have vested upon our “total enterprise value” reaching certain predetermined thresholds. “Total enterprise value” is defined in the restricted stock award agreements and, subject to slight variations depending on the date of the award, is generally calculated based on the product of the average price of our Common Stock measured over 20 consecutive trading days and the number of shares outstanding (subject to certain adjustments), plus the principal amount of our outstanding funded indebtedness as of a specified date less the aggregate amount of our cash and cash equivalents as of such date.

Upon a change in control (as defined in the LTIP), 100% of the shares of restricted stock not previously vested will vest if the award is not assumed by the surviving entity. Upon an NEO’s termination of service (as defined in the LTIP) as a result of his or her death or total and permanent disability (as defined in the LTIP), all shares of restricted stock not previously vested will immediately become vested in full. With respect to Mr. Richison only, if we terminate his employment without cause (as defined in his employment agreement), all unvested shares of restricted stock subject to market-based vesting conditions will remain outstanding and eligible for vesting for one (1) year following such termination of employment, and any shares of restricted stock that do not become vested within the one (1) year period immediately following the termination will be immediately forfeited and will cease to be outstanding.

Each NEO has all rights of a stockholder of the Company with respect to his or her shares of restricted stock, including the right to vote the shares and the right to receive any dividends thereon. We revised our form restricted stock award agreements in 2016 to provide that any cash dividends paid with respect to unvested shares of restricted stock will vest as the related restricted stock vests, and will be paid to the NEO on the date the related restricted stock becomes vested.

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Compensation Discussion and Analysis (continued)

The following table summarizes issuance and vesting activity during 2016 with respect to each NEO’s restricted stock awards. For purposes of this table, “TEV” refers to the Company’s total enterprise value, as defined in the applicable restricted stock award agreement.

Description of Event	Date	NEO	Number of Shares	Vesting Terms
Restricted stock grant		Chad Richison	140,000 issued	All vest on the date, if any, that TEV reaches $2.65 billion(1)
		Craig E. Boelte	40,000 issued
	4/15/2016	Jeffrey D. York	40,000 issued
		William X. Kerber III	40,000 issued
		Stacey Pezold	40,000 issued

Vesting triggered (shares withheld)		Chad Richison	140,000 vested (65,730 withheld)	TEV reached $2.65 billion,(2) resulting in vesting of shares issued on 4/15/2016; Paycom withheld shares to satisfy tax withholding obligations
		Craig E. Boelte	40,000 vested (17,504 withheld)
	7/28/2016	Jeffrey D. York	40,000 vested (15,454 withheld)
		William X. Kerber III	40,000 vested (17,138 withheld)
		Stacey Pezold	40,000 vested (16,192 withheld)

Vesting triggered (shares withheld)		Chad Richison	70,000 vested (32,865 withheld)	TEV reached $2.65 billion,(2) resulting in vesting of shares issued in 2015; Paycom withheld shares to satisfy tax withholding obligations
		Craig E. Boelte	20,000 vested (8,118 withheld)
	8/1/2016	Jeffrey D. York	20,000 vested (7,068 withheld)
		William X. Kerber III	20,000 vested (7,753 withheld)
		Stacey Pezold	20,000 vested (6,809 withheld)
Restricted stock grant		Chad Richison	140,000 issued	50% vest on the date, if any, that TEV reaches $3.9 billion and 50% vest on the date, if any, that TEV reaches $4.2 billion(1)
		Craig E. Boelte	40,000 issued
	10/4/2016	Jeffrey D. York	40,000 issued
		William X. Kerber III	40,000 issued
		Stacey Pezold	40,000 issued
(1)	The NEO must be employed by or providing services to us on the applicable vesting date.
(2)

There was a two-trading-day gap between the vesting of two tranches of shares when our TEV reached $2.65 billion due to differences in the number of shares outstanding at the respective grant dates, which affected the TEV calculations.

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Compensation Discussion and Analysis (continued)

The compensation committee, in consultation with Compensia, determines the timing, number of shares of restricted stock and type of vesting conditions for awards to NEOs based on its evaluation of the following factors, among others:

•	recent vesting events;

•	value of equity awards that have previously vested;

•	value of unvested equity awards that remain outstanding;

•	vesting conditions for unvested equity awards that remain outstanding;

•	general market and economic conditions;

•	the need for the Company to motivate and/or re-incentivize NEOs in light of changes in the competitive environment; and

•	trends among our competitors and peers with respect to equity compensation practices.

In connection with a corporate reorganization completed in anticipation of our IPO, outstanding incentive units of Paycom Payroll Holdings, LLC (“ISUs”) were cancelled and replaced with shares of restricted stock issued under the LTIP. To replace their ISUs, the NEOs received shares of restricted stock with market- and time-based vesting conditions. All of the replacement shares that were subject to market-based vesting conditions vested in 2014 and 2015 but each NEO still holds a significant number of unvested shares of restricted stock that are subject to time-based vesting conditions through late 2018. The compensation committee recognizes that these time-based awards provide an incentive for our NEOs to stay with Paycom and are an important retention tool. Nonetheless, the compensation committee also believes that restricted stock awards with market-based vesting conditions, which link compensation with the value created for our stockholders, are an essential part of a comprehensive equity compensation package for our NEOs. In April 2016, given that a majority of each NEO’s unvested shares of restricted stock were subject to time-based vesting conditions, the compensation committee determined that it was appropriate to grant additional shares of restricted stock to each of the NEOs that would be subject to market-based vesting conditions only. On April 15, 2016 we issued 140,000 shares of restricted stock to Mr. Richison and 40,000 shares of restricted stock to each of Messrs. Boelte, York and Kerber and Mrs. Pezold, all of which were subject to a total enterprise value vesting threshold of $2.65 billion (collectively, the “April 2016 Restricted Stock”).

As discussed above in “—Compensation Review and Determination—Compensation Mix,” our use of equity awards as part of our performance-based compensation program challenges our executives to increase stockholder value and compensates them only to the extent that the specified result is achieved. Following the vesting of a significant portion of the NEOs’ market-based restricted stock when our total enterprise value reached $2.65 billion in mid-2016, the compensation committee determined that it was important to replenish the pool of performance-linked incentives for our NEOs. At such time, Mr. Richison and each of the other NEOs held (and as of the Record Date, each of them continues to hold) 70,000 shares and 20,000 shares, respectively, of restricted stock that vest on the date, if any, that our total enterprise value reaches $3.5 billion. Accordingly, on October 4, 2016 we issued 140,000 shares of restricted stock to Mr. Richison and 40,000 shares of restricted stock to each of Messrs. Boelte, York and Kerber and Mrs. Pezold (collectively, the “October 2016 Restricted Stock” and, together with the April 2016 Restricted Stock, the “2016 Restricted Stock”). In light of the $3.5 billion total enterprise value threshold for the NEOs’ outstanding unvested awards, the compensation committee determined that it was appropriate to establish higher total enterprise value thresholds for the October 2016 Restricted Stock, with 50% of such shares vesting on the date, if any, that our total enterprise value reaches $3.9 billion and the remaining 50% of such shares vesting on the date, if any, that our total enterprise value reaches $4.2 billion.

Insider Trading Policy

Our insider trading policy includes a prohibition on shorts sales involving our Common Stock and requires that any employee (including the NEOs) or director wishing to enter into any hedging or similar transaction with respect to our securities must pre-clear such transaction with our Chief Financial Officer at least two weeks prior to, and must provide justification for, the proposed transaction.

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Compensation Discussion and Analysis (continued)

Other Compensation Components and Considerations

Retirement Benefits

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical, dental, group life insurance, accidental death and dismemberment insurance, long- and short-term disability insurance, and a 401(k) plan. Our NEOs are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. The compensation committee in its discretion may revise, amend or add to an NEO’s benefits and perquisites if it deems it advisable.

We maintain a 401(k) profit sharing plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Code Section 401 so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit, which was $17,500 for 2014 and $18,000 for both 2015 and 2016. Participants who are at least 50 years old can also make “catch-up” contributions, which in 2014 was limited to an additional $5,500 above the statutory limit and in both 2015 and 2016 was limited to an additional $6,000 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee, subject to participants’ ability to give investment directions by following certain procedures. We provide matching contributions under our 401(k) plan equal to 100% of the first 1% of employees’ salary deferrals and 50% of employees’ salary deferrals between 2% and 6%, up to a maximum matching contribution of 3.5% of the salary deferrals for our employees. Our 401(k) plan also permits us to make discretionary contributions, and all of our contributions are subject to established limits and a vesting schedule.

We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.

Perquisites and Other Personal Benefits

We provided our NEOs with perquisites and other personal benefits in 2014, 2015 and 2016 that the compensation committee believed were reasonable and consistent with our overall compensation program. All of our NEOs are entitled to participate in a supplemental medical plan that provides for visits and benefits with private physicians and health professionals. Messrs. Richison, Boelte, Kerber and York each receive a monthly automobile allowance. We also pay country club dues on behalf of Mr. Richison.

We previously owned a fractional interest in a corporate aircraft. We sold our interest in late 2016 and entered into a leasing arrangement for private air travel. Pursuant to his employment agreement, Mr. Richison is entitled to up to 25 hours per year of personal use of a corporate aircraft. Further, to fulfill his duties as Chief Executive Officer, Mr. Richison frequently uses the corporate aircraft when he travels on business to the various Company offices nationwide. Such use of the corporate aircraft enhances Mr. Richison’s security and reduces his travel time, which allows him to devote more time to work matters while maintaining the confidentiality of such matters during travel. In light of the increased security and efficiency, we believe such use is appropriate as part of a competitive compensation package.

On limited occasions, we also allow other NEOs to use the corporate aircraft for business travel. If space allows, we may permit the NEOs to bring family members or guests along on the trip. Because we pay for such business travel based on the flight hours regardless of the passenger load, the aggregate incremental cost to us for the additional passengers is de minimis.

The compensation committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. Attributed costs, if any, of the personal benefits described above for the NEOs for the years ended December 31, 2016, 2015 and 2014 are included in the “All Other Compensation” column in “Compensation of Executive Officers—Summary Compensation Table for Fiscal Years Ended December 31, 2016, 2015 and 2014.”

Change in Control Arrangements

The change in control provisions in our employment agreements with certain NEOs are designed to reward executives for remaining employed with us during a time when their prospects for employment following a change in control may be

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2017 PROXY STATEMENT

Compensation Discussion and Analysis (continued)

uncertain. We choose to provide change in control protections to incentivize executives to remain focused on stockholders’ and clients’ interests during the period leading up to, and through, the change in control, and to maintain a stable executive team during the transition process. We believe such provisions are also helpful in retaining executives who may consider opportunities with other companies and may be helpful in the future for purposes of hiring executives from well-compensated positions in other companies. As disclosed under “Compensation of Executive Officers—Employment Agreements and Arrangements” and “Compensation of Executive Officers—Potential Payments upon Termination or Change in Control,” the employment agreements with our NEOs provide for payments upon the occurrence of a change in control that is followed by a change in the NEO’s status, reporting, duties or position that represents a demotion or diminution from such NEO’s prior status, which is also known as a “double-trigger” provision. The restricted stock award agreements with each NEO provide that upon a change in control (as defined in the LTIP), 100% of the shares of restricted stock not previously vested will vest if the award is not assumed by the surviving entity. Further, the LTIP provides that upon a change in control, we may cancel all awards granted under the LTIP upon (i) notice and a ten (10) day period during which the participant is permitted to purchase such shares of Common Stock subject to such awards or (ii) payment to the holder of an amount equal to a reasonable estimate of the difference between the fair market value of a share of stock underlying such award and the price per share of such award to be paid by the participant, multiplied by the number of shares subject to the award.

Accounting and Tax Effects

We consider the impact of accounting treatment in developing and implementing our compensation programs, including the accounting treatment of amounts awarded or paid to our executives. We also consider the impact of federal tax laws on our compensation programs, including the deductibility of compensation paid to the NEOs, as limited by Code Section 162(m). We designed our compensation program with the intention that compensation paid in various forms may be eligible to qualify for deductibility under Code Section 162(m), although there may be exceptions for administrative or other reasons.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the compensation committee.

Jason D. Clark, Chairman*

Larry Parman*

Frederick C. Peters II**

Henry C. Duques***

*

Messrs. Clark and Parman were appointed to the compensation committee in August 2016 and participated in the review and discussion of, and recommendation with respect to, the Compensation Discussion and Analysis.

**

Mr. Peters served on the compensation committee during 2016 and participated in the determination of compensation for 2016, although he is no longer a member of the compensation committee and did not participate in the review and discussion of, and recommendation with respect to, the Compensation Discussion and Analysis.

***

Mr. Duques was appointed to the compensation committee in February 2017 and, as such, participated in the review and discussion of, and recommendation with respect to, the Compensation Discussion and Analysis.

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Compensation of Executive Officers

Summary Compensation Table for Fiscal Years Ended December 31, 2016, 2015 and 2014

The following table contains information regarding compensation that was paid to our NEOs for the fiscal years ended December 31, 2016, 2015 and 2014.

	Year	Salary ($)	Stock/ Unit Awards(1) ($)		Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)		Total ($)
Chad Richison(3) President and Chief Executive Officer	2016	618,199	7,700,000	(4)	1,044,273	205,370	(5)	9,567,842
	2015	601,321	3,430,000		1,110,394	204,667		5,346,382
	2014	555,197	1,182,928		804,951	116,564		2,659,640
Craig E. Boelte Chief Financial Officer	2016	324,690	2,200,000	(4)	548,472	30,751	(6)	3,103,913
	2015	316,947	980,000		583,200	32,067		1,912,214
	2014	291,600	169,814		422,776	24,825		909,015
Jeffrey D. York Chief Sales Officer	2016	409,087	2,200,000	(4)	518,264	31,258	(7)	3,158,609
	2015	404,530	980,000		566,693	32,615		1,983,838
	2014	367,102	129,560		399,182	25,662		921,506
William X. Kerber III Chief Information Officer	2016	334,710	2,200,000	(4)	424,033	29,663	(8)	2,988,406
	2015	330,982	980,000		463,661	21,294		1,795,937
	2014	300,358	169,814		326,605	13,100		809,877
Stacey Pezold(9) Chief Learning Officer	2016	288,632	2,200,000	(4)	163,826	13,275	(10)	2,665,733
	2015	275,809	980,000		154,552	10,403		1,420,764
(1)

Amounts shown do not reflect compensation actually received by the NEOs. Rather, the amounts represent the aggregate grant date fair value of restricted stock granted to the NEO in 2016, 2015 and 2014, in each case computed in accordance with ASC 718, with the exception that the amount shown assumes no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 9, “Stockholders’ Equity and Stock-Based Compensation” in the annual consolidated financial statements included in the Form 10-K filed with the SEC on February 21, 2017.

(2)

Amounts shown represent bonuses earned by (i) each of Messrs. Richison, Boelte, York and Kerber based on the achievement of performance goals tied to revenue growth in 2014 and 2015 and performance goals tied to revenue growth and Adjusted EBITDA in 2016 and (ii) Mrs. Pezold based on the achievement of performance goals tied to annual revenue retention in 2015 and 2016. Bonuses paid to Messrs. Richison, Boelte, York and Kerber for 2015 and 2016 performance were determined in accordance with the terms of the Annual Incentive Plan. See “Compensation Discussion and Analysis—Cash Compensation” for additional information.

(3)

All amounts shown reflect compensation paid to Mr. Richison for his service as our President and Chief Executive Officer. Mr. Richison did not receive additional compensation for his service as a director or Chairman of the Board of Directors.

(4)

Represents the aggregate grant date fair value of shares of 2016 Restricted Stock issued to the NEO on April 15, 2016 and October 4, 2016. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—Restricted Stock Awards.”

(5)

Consists of (i) $158,947 for Mr. Richison’s personal use of a corporate aircraft in accordance with the terms of his employment agreement, (ii) $23,431 in automobile lease payments, (iii) country club dues, (iv) a retainer for a supplemental medical plan and (v) Company contributions to a 401(k) profit sharing plan for the benefit of Mr. Richison. The incremental cost for personal use of corporate aircraft was calculated based on the total personal travel flight hours multiplied by the estimated hourly aircraft operating costs (including variable fuel charges and a prorated portion of a monthly management fee). When using the corporate aircraft for business travel, if space allows, we may permit Mr. Richison to bring family members or guests along on the trip. Because we pay for such use of the corporate aircraft based on the flight hours regardless of the passenger load, the aggregate incremental cost to us for the additional passengers is de minimis. See “Compensation Discussion and Analysis—Other Compensation Components and Considerations—Perquisites and Other Personal Benefits” and “—Employment Agreements and Arrangements.”

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Compensation of Executive Officers (continued)

(6)	Consists of (i) $17,476 in automobile lease payments, (ii) a retainer for a supplemental medical plan and (iii) Company contributions to a 401(k) profit sharing plan for the benefit of Mr. Boelte.
(7)	Consists of (i) $17,983 in automobile lease payments, (ii) a retainer for a supplemental medical plan and (iii) Company contributions to a 401(k) profit sharing plan for the benefit of Mr. York.
(8)	Consists of (i) $16,388 in automobile lease payments, (ii) a retainer for a supplemental medical plan and (iii) Company contributions to a 401(k) profit sharing plan for the benefit of Mr. Kerber.
(9)

Mrs. Pezold assumed the title of Chief Learning Officer in March 2017. She served as our Chief Operating Officer from March 2015 to March 2017. Information for 2014 is not included because Mrs. Pezold was not an NEO during such year.

(10)	Consists of a retainer for a supplemental medical plan and Company contributions to a 401(k) profit sharing plan for the benefit of Mrs. Pezold.

Narrative to the Summary Compensation Table

The amounts reported in the Summary Compensation Table, such as the amounts included in the “Salary” column and benefits and perquisites included in the “All Other Compensation” column, are described more fully under “Compensation Discussion and Analysis.” The amounts reported in the “Stock/Unit Awards” column represent the aggregate grant date fair value of (i) shares of restricted stock issued to Messrs. Richison, Boelte, York and Kerber under the LTIP on January 1, 2014 in exchange for ISUs and (ii) shares of restricted stock granted as equity awards to each NEO during 2015 and 2016. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation.” The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent cash bonuses earned by (x) each of Messrs. Richison, Boelte, York and Kerber based on the achievement of performance goals tied to revenue growth in 2014 and 2015 and performance goals tied to revenue growth and Adjusted EBITDA in 2016 and (y) Mrs. Pezold based on the achievement of performance goals tied to annual revenue retention in 2015 and 2016. The amounts reported for Messrs. Richison, Boelte, York and Kerber for 2015 and 2016 were determined and paid pursuant to the terms of the Annual Incentive Plan. See “Compensation Discussion and Analysis—Cash Compensation—Annual Incentive Plan” and “Compensation Discussion and Analysis—Cash Compensation—Pezold Bonuses.”

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Compensation of Executive Officers (continued)

Fiscal Year 2016 Grants of Plan-Based Awards Table

The following table presents information regarding plan-based awards granted to our NEOs during the year ended December 31, 2016, consisting of equity grants under the LTIP and cash awards under the Annual Incentive Plan or other established cash incentive plan. The information in the table under the caption “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” represents the threshold, target and maximum amounts payable for the 2016 performance period under the Annual Incentive Plan (with respect to Messrs. Richison, Boelte, York and Kerber) and another established cash incentive plan (with respect to Mrs. Pezold). See “Compensation Discussion and Analysis—Cash Compensation.” Amounts actually paid under the cash incentive plans for the 2016 performance period are set forth in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Target (#)	Grant Date Fair Value of Stock Awards($)(1)
Chad Richison	n/a	(2)	0	605,165	1,210,329	—	—
	4/15/2016	(3)	—	—	—	140,000	3,241,000
	10/4/2016	(4)	—	—	—	70,000	2,353,400
	10/4/2016	(5)	—	—	—	70,000	2,105,600
Craig E. Boelte	n/a	(2)	0	317,844	635,688	—	—
	4/15/2016	(3)	—	—	—	40,000	926,000
	10/4/2016	(4)	—	—	—	20,000	672,400
	10/4/2016	(5)	—	—	—	20,000	601,600
Jeffrey D. York	n/a	(2)	0	300,338	600,677	—	—
	4/15/2016	(3)	—	—	—	40,000	926,000
	10/4/2016	(4)	—	—	—	20,000	672,400
	10/4/2016	(5)	—	—	—	20,000	601,600
William X. Kerber III	n/a	(2)	0	245,731	491,463	—	—
	4/15/2016	(3)	—	—	—	40,000	926,000
	10/4/2016	(4)	—	—	—	20,000	672,400
	10/4/2016	(5)	—	—	—	20,000	601,600
Stacey Pezold	n/a	(6)	143,347	204,782	348,129	—	—
	4/15/2016	(3)	—	—	—	40,000	926,000
	10/4/2016	(4)	—	—	—	20,000	672,400
	10/4/2016	(5)	—	—	—	20,000	601,600
(1)

Amounts represent the aggregate grant date fair value of restricted stock granted to each NEO in 2016 computed in accordance with ASC 718, with the exception that the amount shown assumes no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 9, “Stockholders’ Equity and Stock-Based Compensation” in the annual consolidated financial statements included in the Form 10-K filed with the SEC on February 21, 2017.

(2)

Represents possible payout amounts under the Annual Incentive Plan based on the achievement of the performance goals described above in “Compensation Discussion and Analysis—Cash Compensation—Annual Incentive Plan.” See the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table for actual amounts paid to each of Messrs. Richison, Boelte, York and Kerber under the Annual Incentive Plan for the 2016 performance period.

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Compensation of Executive Officers (continued)

(3)

Represents shares of 2016 Restricted Stock that vested on July 28, 2016 when our TEV reached $2.65 billion. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—Restricted Stock Awards.”

(4)

Represents shares of 2016 Restricted Stock that vest on the first date, if any, that we reach a total enterprise value of $3.9 billion. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—Restricted Stock Awards.”

(5)

Represents shares of 2016 Restricted Stock that vest on the first date, if any, that we reach a total enterprise value of $4.2 billion. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—Restricted Stock Awards.”

(6)	Represents possible payout amounts based on Mrs. Pezold’s achievement of the performance goals described above in “Compensation Discussion and Analysis—Cash Compensation—Pezold Bonuses.”

Fiscal Year 2016 Outstanding Equity Awards At Fiscal Year-End Table

The following table lists all of the outstanding stock awards held by each of the NEOs on December 31, 2016 and provides the value of such stock awards based on the fair market value of our Common Stock as of December 31, 2016.

		Stock Awards
Name	Grant Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(1) ($)
Chad Richison	1/1/2014	319,055	(2)	14,513,812
	7/8/2015	70,000	(3)	3,184,300
	10/4/2016	70,000	(4)	3,184,300
	10/4/2016	70,000	(5)	3,184,300
Craig E. Boelte	1/1/2014	58,460	(6)	2,659,345
	7/8/2015	20,000	(3)	909,800
	10/4/2016	20,000	(4)	909,800
	10/4/2016	20,000	(5)	909,800
Jeffrey D. York	1/1/2014	59,638	(7)	2,712,933
	7/8/2015	20,000	(3)	909,800
	10/4/2016	20,000	(4)	909,800
	10/4/2016	20,000	(5)	909,800
William X. Kerber III	1/1/2014	58,460	(6)	2,659,345
	7/8/2015	20,000	(3)	909,800
	10/4/2016	20,000	(4)	909,800
	10/4/2016	20,000	(5)	909,800
Stacey Pezold	1/1/2014	36,931	(8)	1,679,991
	7/8/2015	20,000	(3)	909,800
	10/4/2016	20,000	(4)	909,800
	10/4/2016	20,000	(5)	909,800
(1)

Amounts shown reflect the value of restricted stock calculated by multiplying the number of unvested shares of restricted stock by the closing price of our Common Stock on the NYSE on December 31, 2016, which was $45.49 per share.

(2)

Represents shares of restricted stock subject to time-based vesting conditions, which are scheduled to vest as follows: (i) 294,688 shares on April 2, 2017; (ii) 12,183 shares on October 13, 2017; and (iii) 12,184 shares on October 13, 2018.

(3)	Represents shares of restricted stock that vest on the first date, if any, that we reach a total enterprise value of $3.5 billion.

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2017 PROXY STATEMENT

Compensation of Executive Officers (continued)

(4)

Represents shares of 2016 Restricted Stock that vest on the first date, if any, that we reach a total enterprise value of $3.9 billion. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—Restricted Stock Awards.”

(5)

Represents shares of 2016 Restricted Stock that vest on the first date, if any, that we reach a total enterprise value of $4.2 billion. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—Restricted Stock Awards.”

(6)

Represents shares of restricted stock subject to time-based vesting conditions, which are scheduled to vest as follows: (i) 34,199 shares on April 2, 2017; (ii) 12,130 shares on October 13, 2017; and (ii) 12,131 shares on October 13, 2018.

(7)

Represents shares of restricted stock subject to time-based vesting conditions, which are scheduled to vest as follows: (i) 34,199 shares on April 2, 2017; (ii) 12,719 shares on April 16, 2017; and (iii) 12,720 shares on April 16, 2018.

(8)

Represents shares of restricted stock subject to time-based vesting conditions, which are scheduled to vest as follows: (i) 12,725 shares on January 16, 2017; (ii) 3,393 shares on April 2, 2017; (iii) 4,043 shares on October 13, 2017; (iv) 12,726 shares on January 16, 2018; and (v) 4,044 shares on October 13, 2018.

Fiscal Year 2016 Option Exercises and Stock Vested Table

The following table sets forth a summary of the shares of restricted stock that vested during the year ended December 31, 2016 for each of the NEOs.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1) ($)
Chad Richison	516,872	21,071,743
Craig E. Boelte	106,331	4,681,007
Jeffrey D. York	106,920	4,516,690
William X. Kerber III	106,331	4,681,007
Stacey Pezold	80,164	3,593,253
(1)	Amounts shown reflect the value of restricted stock calculated by multiplying the number of shares that vested by the closing price of our Common Stock on the NYSE on the date of vesting.

Employment Agreements and Arrangements

On December 30, 2013, we entered into employment agreements with each of Messrs. Richison, Boelte, York and Kerber, which were effective on January 1, 2014. We do not have a formal employment agreement with Mrs. Pezold. With the exception of base salary amounts, annual bonus potential and certain perquisites provided to Mr. Richison, the material terms of the employment agreements of Messrs. Richison, Boelte, York and Kerber are substantially the same. The summary of the employment agreements below does not contain complete descriptions of all provisions of the employment agreements with Messrs. Richison, Boelte, York and Kerber.

Under the employment agreements, each of Messrs. Richison, Boelte, York and Kerber is entitled to receive a minimum base salary, subject to adjustment in the discretion of the compensation committee. See “Compensation Discussion and Analysis—Cash Compensation—Base Salary.”

The employment agreements provide that Messrs. Richison and Boelte are eligible to receive annual bonuses equal to 100% of their respective base salaries and Messrs. York and Kerber are eligible to receive annual bonuses equal to 75% of their respective base salaries, with the amount of such bonus to be determined by our compensation committee in accordance with the plans, policies and procedures adopted by the compensation committee from time to time. The target bonus percentages described above in “Compensation Discussion and Analysis—Cash Compensation—Annual Incentive Plan” reflect the terms of the employment agreements with respect to bonus eligibility. The compensation committee determined that Mrs. Pezold’s target bonus percentage for 2017 will be 75%, which is consistent with the target bonus percentages for Messrs. York and Kerber.

Each NEO is eligible to participate in, or receive benefits under, any plan or arrangement made available to our employees, including any health, dental, vision, disability, life insurance, 401(k), or other retirement programs in accordance with the

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2017 PROXY STATEMENT

Compensation of Executive Officers (continued)

terms and conditions of such plans or arrangements. Pursuant to their employment agreements, each of Messrs. Richison, Boelte, York and Kerber is entitled to vacation time, a Company automobile and reimbursement of business expenses. Mrs. Pezold is also entitled to vacation time and reimbursement of business expenses. In addition, we have agreed to provide Mr. Richison limited use of a private aircraft and a country club membership. See “Compensation Discussion and Analysis—Other Compensation Components and Considerations—Perquisites and Other Personal Benefits.”

In connection with the employment agreements, Messrs. Richison, Boelte, York and Kerber agreed to confidentiality, noncompetition, noninterference and intellectual property protection provisions. Mrs. Pezold is also subject to similar confidentiality, noncompetition, noninterference and intellectual property protection obligations. Each employment agreement includes a clawback provision that provides that any compensation or benefits we pay to the applicable NEO, pursuant to his employment agreement or otherwise, is subject to recovery by us in accordance with Section 304 of the Sarbanes-Oxley Act of 2002 or any other clawback law or regulation applicable to such executive, if any, as amended from time to time. In addition, Mrs. Pezold has agreed to similar clawback provisions with respect to her bonuses.

The employment agreements had initial terms of three (3) years following the consummation of our IPO and automatically renew for successive one (1) year periods, unless earlier terminated by us or the applicable NEO. The employment of each of Messrs. Richison, Boelte, York and Kerber terminates upon death, disability, termination by us with or without “cause,” or termination by the applicable NEO with or without “good reason.” Each employment agreement provides that upon termination, the NEO is entitled to (i) payment of any earned but unpaid salary and accrued but unused vacation time and (ii) payment of any business expenses incurred but not reimbursed. In addition, if the NEO’s employment is terminated by us without cause or by the NEO with good reason, subject to the execution and return of a release of claims, such NEO is entitled to (i) continuation of his base salary for the length of the remaining “Restricted Period” following his termination, (ii) continuation of health insurance benefits for the length of the remaining Restricted Period, and (iii) a pro rata amount of the bonus such NEO would have earned as determined by the compensation committee for the year in which the termination occurred. For purposes of the employment agreements, the “Restricted Period” will end twelve (12) months following the NEO’s date of termination of employment.

Each of the employment agreements defines “cause” generally as (i) the repeated failure to perform such duties as are lawfully requested by the Chief Executive Officer (or in the case of Mr. Richison, the Board of Directors), (ii) the failure by the NEO to observe our material policies, (iii) gross negligence or willful misconduct in the performance of his duties, (iv) the material breach of employment or any non-competition, non-solicitation or similar restrictive agreement, (v) fraud, embezzlement, disloyalty or dishonesty with respect to Paycom, (vi) use of illegal drugs or repetitive abuse of other drugs or alcohol which interferes with the performance of his duties, or (vii) the commission of any felony or of a misdemeanor involving dishonesty, disloyalty or moral turpitude. Each of the employment agreements defines “good reason” as (i) any material reduction by us in the applicable NEO’s base salary without prior consent, (ii) following a change in control, any change in the NEO’s status, reporting, duties or position that represents a demotion or diminution from such NEO’s prior status, or (iii) any material breach by us of the employment agreement between us and the NEO; provided, that such NEO will not be deemed to have been terminated for “good reason” unless he delivers written notice to us specifying the alleged “good reason” within thirty (30) days after he learns of the circumstances giving rise to “good reason,” within thirty (30) days following delivery of such notice, we have failed to cure such circumstances and the NEO resigns within fifteen (15) days after the end of the cure period.

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2017 PROXY STATEMENT

Compensation of Executive Officers (continued)

Potential Payments upon Termination or Change in Control

The table below presents the estimated value of payments and benefits that each NEO would have been entitled to receive if the specified triggering event had occurred on December 31, 2016. Amounts presented for the vesting of restricted stock are calculated based on the closing price of our Common Stock on the NYSE on December 31, 2016, which was $45.49 per share.

Name	Benefit	Death ($)		Disability ($)		Change in Control ($)		Termination Without Cause ($)		Termination by NEO for Good Reason ($)
Chad Richison	Salary continuation	—		—		—		629,371	(1)	629,371	(1)
	Annual Incentive Plan bonus	1,044,273	(2)	1,044,273	(2)	1,044,273	(3)	1,044,273	(4)	1,044,273	(4)
	Continuation of health benefits	—		—		—		4,706	(5)	4,706	(5)
	Vesting of restricted stock	24,066,712	(6)	24,066,712	(7)	24,066,712	(8)	23,512,462	(9)	14,513,812	(10)
	Total	25,110,985		25,110,985		25,110,985		25,190,812		16,192,162
Craig E. Boelte	Salary continuation	—		—		—		330,558	(1)	330,558	(1)
	Annual Incentive Plan bonus	548,472	(2)	548,472	(2)	548,472	(3)	548,472	(4)	548,472	(4)
	Continuation of health benefits	—		—		—		4,868	(5)	4,868	(5)
	Vesting of restricted stock	5,388,745	(6)	5,388,745	(7)	5,388,745	(8)	2,659,345	(11)	2,659,345	(11)
	Total	5,937,217		5,937,217		5,937,217		3,543,243		3,543,243
Jeffrey D. York	Salary continuation	—		—		—		416,469	(1)	416,469	(1)
	Annual Incentive Plan bonus	518,264	(2)	518,264	(2)	518,264	(3)	518,264	(4)	518,264	(4)
	Continuation of health benefits	—		—		—		5,323	(5)	5,323	(5)
	Vesting of restricted stock	5,442,333	(6)	5,442,333	(7)	5,442,333	(8)	2,712,933	(11)	2,712,933	(11)
	Total	5,960,597		5,960,597		5,960,597		3,652,989		3,652,989
William X. Kerber III	Salary continuation	—		—		—		340,747	(1)	340,747	(1)
	Annual Incentive Plan bonus	424,033	(2)	424,033	(2)	424,033	(3)	424,033	(4)	424,033	(4)
	Continuation of health benefits	—		—		—		4,706	(5)	4,706	(5)
	Vesting of restricted stock	5,388,745	(6)	5,388,745	(7)	5,388,745	(8)	2,659,345	(11)	2,659,345	(11)
	Total	5,812,778		5,812,778		5,812,778		3,428,831		3,428,831
Stacey Pezold	Salary continuation	—		—		—		—		—
	Continuation of health benefits	—		—		—		—		—
	Vesting of restricted stock	4,409,391	(6)	4,409,391	(7)	4,409,391	(8)	1,679,991	(12)	—
	Total	4,409,391		4,409,391		4,409,391		1,679,991		—

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2017 PROXY STATEMENT

Compensation of Executive Officers (continued)

(1)	Represents the value of the aggregate amount payable for continuation of base salary for 12 months following the date of termination of employment, per the terms of the NEO’s employment agreement.
(2)

The Annual Incentive Plan provides that upon death or disability during a performance period, the compensation committee may, in its sole discretion, pay the participant a pro-rated amount of the incentive compensation that would have been payable to such participant if he or she had remained employed, based on the number of days worked during the performance period. Nonetheless, the amount presented reflects the assumption that (i) the termination of service due to death or disability occurred on December 31, 2016 and, as such, the payment would not be subject to such compensation committee discretion, and (ii) the participant would have been entitled to the amount of incentive compensation payable based on actual results for the 2016 performance period. See “Compensation Discussion and Analysis—Cash Compensation—Annual Incentive Plan.”

(3)

The Annual Incentive Plan provides that in the event of a change in control (as defined in the Annual Incentive Plan), we must make a lump-sum cash payment to each participant equal to a pro-rated amount of the incentive compensation payable to such participant, calculated by multiplying the amount payable for target achievement by the percentage of the performance period completed prior to the change in control. Nonetheless, the amount presented reflects the assumption that (i) the change in control occurred on December 31, 2016 and, as such, the payment would not be subject to such proration, and (ii) the participant would have been entitled to the amount of incentive compensation payable based on actual results for the 2016 performance period. See “Compensation Discussion and Analysis—Cash Compensation—Annual Incentive Plan.”

(4)

The Annual Incentive Plan provides that if a participant’s employment is terminated during a performance period for any reason other than death or disability, the participant will immediately forfeit any right to receive any incentive compensation for such performance period. If the termination of employment occurs after the performance period has ended but prior to the date of actual payment, the participant will be entitled to payment of an amount not to exceed the amount set forth according to the terms of his or her award. Nonetheless, the amount presented reflects the assumption that the triggering event occurred on December 31, 2016, which is the end of the performance period, and, as such, the participant would have been entitled to the amount of incentive compensation payable based on actual results for the 2016 performance period. See “Compensation Discussion and Analysis—Cash Compensation—Annual Incentive Plan.”

(5)

Represents the value of the aggregate amount payable for continuation of health insurance benefits for 12 months following the date of termination of employment, per the terms of the NEO’s employment agreement.

(6)

With respect to unvested shares of restricted stock granted in 2014, the applicable restricted stock award agreement provides that such shares vest upon the NEO’s death only if the death occurs while the NEO is performing his duties and responsibilities for the Company. Upon the NEO’s death other than while performing his duties and responsibilities for the Company, the Board of Directors may accelerate the vesting of all or any portion of such restricted stock in its sole discretion. With respect to unvested shares of restricted stock granted in 2015 and 2016, the applicable restricted stock award agreement provides that such shares vest 100% upon the NEO’s death. The amount presented represents the aggregate value of restricted stock that would accelerate upon the NEO’s death, assuming that either (i) the death occurs while the NEO is performing his duties and responsibilities for the Company or (ii) the Board of Directors exercises its discretion to accelerate the vesting of all unvested shares of restricted stock granted to such NEO in 2014.

(7)

With respect to unvested shares of restricted stock granted in 2014, upon the NEO’s termination of service as a result of total and permanent disability (as defined in the applicable restricted stock award agreement), the Board of Directors may, in its sole discretion, accelerate the vesting of all or any portion of such restricted stock. With respect to unvested shares of restricted stock granted in 2015 and 2016, the applicable restricted stock award agreement provides that such shares vest 100% upon the NEO’s termination of service as a result of total and permanent disability (as defined in the applicable restricted stock award agreement). The amount presented represents the aggregate value of restricted stock that would accelerate upon the NEO’s termination of service as a result of total and permanent disability, assuming that the Board of Directors exercises its discretion to accelerate the vesting of all unvested shares of restricted stock granted to such NEO in 2014.

(8)	The amount presented is calculated based on the assumption that the surviving entity does not assume the obligations under the equity award.
(9)

Mr. Richison’s restricted stock award agreements provide that upon a termination of service without cause (as defined in his employment agreement), unvested shares of restricted stock will remain eligible for vesting for a period of one year following such termination. Accordingly, the amount presented (i) includes the value of restricted stock with time-based vesting conditions that is scheduled to vest before December 31, 2017 and (ii) assumes that by December 31, 2017, our total enterprise value would reach the $3.5 billion, $3.9 billion and $4.2 billion thresholds set forth in Mr. Richison’s restricted stock award agreements and, as such, all of Mr. Richison’s outstanding shares of restricted stock with market-based vesting conditions would vest within one year of the triggering event.

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2017 PROXY STATEMENT

Compensation of Executive Officers (continued)

(10)

With respect to unvested shares of restricted stock granted in 2014, Mr. Richison’s restricted stock award agreement provides that upon a termination of service by Mr. Richison for good reason (as defined in his employment agreement), the Board of Directors may, in its sole discretion, accelerate the vesting of all or any portion of such restricted stock. The amount presented reflects the assumption that the Board of Directors would exercise its discretion to accelerate the vesting of all unvested shares of restricted stock granted to Mr. Richison in 2014. All other unvested shares of restricted stock would be forfeited on the date of a termination of service by Mr. Richison for good reason.

(11)

With respect to unvested shares of restricted stock granted in 2014, the applicable restricted stock award agreements provide that upon a termination of service without cause (as defined in the NEO’s employment agreement) or by the NEO for good reason (as defined in the NEO’s employment agreement), the Board of Directors may, in its sole discretion, accelerate the vesting of all or any portion of any unvested restricted stock. The amount presented reflects the assumption that the Board of Directors would exercise its discretion to accelerate the vesting of all unvested shares of restricted stock granted to such NEO in 2014. All other unvested shares of restricted stock would be forfeited on the date of a termination of service without cause or by the NEO for good reason.

(12)

With respect to unvested shares of restricted stock granted in 2014, the applicable restricted stock award agreement provides that upon a termination of service without cause (as defined therein), the Board of Directors may, in its sole discretion, accelerate the vesting of all or any portion of any unvested restricted stock. The amount presented reflects the assumption that the Board of Directors would exercise its discretion to accelerate the vesting of all unvested shares of restricted stock granted to Mrs. Pezold in 2014. All other unvested shares of restricted stock would be forfeited on the date of a termination of service without cause.

Equity Compensation Plan Table

The following table includes information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2016:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	1,045,114	(1)
Equity compensation plans not approved by security holders	—	—	—
(1)	Represents shares that are available for future issuance under the LTIP.

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2017 PROXY STATEMENT

Proposal 3: Advisory Vote to Approve Executive Compensation

Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this proxy statement. The vote on this matter is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement.

Our Board of Directors and the compensation committee believe that we maintain a compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking our stockholders to approve the compensation of our NEOs as disclosed in this proxy statement by voting FOR the following resolution:

“NOW, THEREFORE, BE IT RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion related thereto.”

Although this vote is non-binding, the Board of Directors and the compensation committee value the views of our stockholders and will review the results. If there are a significant number of negative votes, we will take steps to understand those concerns that influenced the vote, and consider them in making future decisions about executive compensation.

At the 2016 annual meeting of stockholders, a majority of our stockholders voted in favor of holding an advisory vote to approve executive compensation every year. The Board of Directors considered these voting results and decided to adopt a policy providing for an annual advisory stockholder vote to approve our executive compensation. The next stockholder advisory vote to approve executive compensation will be held at the 2018 annual meeting of stockholders.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for advisory approval of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the approval of the compensation of our NEOs, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion following such compensation tables, and the other related disclosures in this proxy statement.

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2017 PROXY STATEMENT

Proposal 4: Approval of an Amendment to the LTIP to Increase the Number of Shares Reserved for Issuance Pursuant to Awards

We are seeking stockholder approval of an amendment to the LTIP to increase the number of shares authorized for issuance pursuant to awards under the LTIP by 2,000,000 shares (the “LTIP Amendment”). A summary of the material terms of the LTIP appears in the section of this proxy statement entitled “Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP—LTIP Summary” beginning on page 55 and is incorporated herein by reference.

Background and Purpose of the Proposal

The LTIP was approved by our stockholders in December 2013, prior to our initial public offering in April 2014, and has served as an important part of our overall compensation program. The LTIP is the only compensation plan under which we grant equity-based awards to our employees, contractors and outside directors. Accordingly, we believe that the LTIP is critical to our ability to attract, motivate and retain key employees, and thus plays a significant role in our continued success. Further, as employees, contractors and outside directors acquire and/or increase their ownership interest in Paycom, their interests are more closely aligned with the interests of our stockholders.

The table below provides information regarding shares of restricted stock issued pursuant to awards granted under the LTIP during the past three fiscal years.

	Aggregate Shares of Restricted Stock
Granted January 1, 2014	8,121,101	(1)
Forfeitures during 2014	63,754
Available at December 31, 2014	3,293,534
Granted July 8, 2015	741,931
Forfeitures during 2015	15,020
Available at December 31, 2015	2,566,623
Granted April 15, 2016	847,928
Granted May 2, 2016	5,132	(2)
Granted October 4, 2016	721,100	(3)
Granted November 10, 2016	1,269	(2)
Forfeitures during 2016	53,920
Available at December 31, 2016	1,045,114
(1)

All shares of restricted stock granted on January 1, 2014 were issued to replace ISUs that were cancelled in connection with the corporate reorganization prior to our IPO. The cancelled ISUs had been granted as equity compensation over a four-year period. Accordingly, we do not believe that the number of shares of restricted stock issued under the LTIP in 2014 is reflective of our historical annual equity grant practices.

(2)	Represents shares of restricted stock granted to non-employee directors under the Director Compensation Election. See “Corporate Governance—Director Compensation.”
(3)

We did not grant any shares of restricted stock to sales employees on October 4, 2016 and, consequently, the aggregate number of shares granted on that date was less than the aggregate number of shares granted on July 8, 2015 and April 15, 2016.

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2017 PROXY STATEMENT

Proposal 4: Approval of an Amendment to the LTIP to Increase the Number of Shares Reserved for Issuance Pursuant to Awards (continued)

The purpose of the proposed LTIP Amendment is to increase the number of shares of Common Stock that we may issue pursuant to awards under the LTIP by 2,000,000 shares. As a company, we have grown significantly since our IPO in April 2014. For example, as of December 31, 2014, our total headcount was approximately 1,021 employees. As of December 31, 2016, we employed 2,075 people. This growth in headcount has resulted in a significant increase in the number of employees eligible to receive LTIP awards. As discussed below, we expect that the shares currently reserved for issuance pursuant to awards under the LTIP will soon be exhausted. Accordingly, based on the recommendation of the compensation committee, the Board of Directors unanimously approved the LTIP Amendment, subject to the approval of our stockholders at the Annual Meeting.

Based on historical equity grant practices and our expectations regarding our growth, we estimate that if the LTIP Amendment is not approved by our stockholders at the Annual Meeting, the number of shares currently reserved for issuance pursuant to awards under the LTIP will be insufficient to make more than one Company-wide grant of equity awards to eligible participants. If our stockholders do not approve the LTIP Amendment at the Annual Meeting, the LTIP will continue in effect in its current form and we will continue to grant equity awards under the LTIP until the shares of Common Stock reserved for issuance pursuant to awards thereunder are exhausted. At that time, we will lose an important compensation tool that is designed to attract, motivate and retain highly qualified talent and more closely align our employees’ interests with our stockholders’ interests.

If the LTIP Amendment is approved by our stockholders at the Annual Meeting, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares available for issuance under the LTIP, as well as previously issued shares that have been forfeited and returned to the LTIP.

Determination of Share Increase

In evaluating the advisability of the LTIP Amendment and determining the size of the proposed increase, the compensation committee and the Board of Directors considered a number of factors, including the following:

Importance of Long-Term Equity Incentives

Long-term equity incentives are a significant component of our executive compensation program, motivating executives to make decisions that focus on creating long-term value for stockholders, more closely aligning executives’ interests with the interests of stockholders and serving as an effective retention tool. As illustrated above under “Compensation Discussion and Analysis—Compensation Review and Determination—Compensation Mix,” equity awards accounted for approximately 80% of our Chief Executive Officer’s total compensation in 2016 and approximately 74%, on average, of the total compensation for each of our other NEOs in 2016.

Equity incentives are also an important part of our compensation program for our non-executive employees. The software industry is characterized by a high level of employee mobility and aggressive recruiting among competitors. The ability to continue to grant equity compensation is vital to our employee recruitment and retention efforts, particularly with respect to software developers and skilled IT specialists.

Dilution, Burn Rate and Overhang Analyses

We are committed to managing the use of equity incentives prudently and maintaining a balance between the benefits that equity compensation brings to our compensation program and the dilutive effect that awards have on our stockholders. In analyzing and evaluating the proposed LTIP Amendment, the compensation committee and the Board of Directors reviewed various metrics, such as dilution, burn rate and overhang, in the context of our historical equity compensation practices as well as the expected impact of the proposed LTIP Amendment. The potential dilution from the proposed share increase is 3.4%, based on the total number of shares of Common Stock outstanding as of March 15, 2017. We manage dilution by limiting the aggregate number of shares that we grant each year pursuant to awards under the LTIP, which is commonly referred to as “burn rate.” Burn rate is a measure that is used to show how quickly a company is depleting the shares reserved for issuance under its equity compensation plans. Finally, we use overhang to measure the cumulative impact of our equity compensation program.

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2017 PROXY STATEMENT

Proposal 4: Approval of an Amendment to the LTIP to Increase the Number of Shares Reserved for Issuance Pursuant to Awards (continued)

The following table sets forth our annual dilution, burn rate and overhang for 2015 and 2016, which represent our only two complete fiscal years since our IPO in April 2014.

Year	Dilution (1)	Burn Rate(2)	Total Overhang(3)
2015	1.2%	2.6%	7.7%
2016	2.6%	5.5%	5.4%
(1)	Dilution is the total number of shares subject to equity awards granted less forfeitures, divided by the total number of shares of Common Stock outstanding at the end of the year.
(2)	Burn rate is calculated in accordance with the Institutional Shareholder Services Inc. (“ISS”) methodology.
(3)

Total overhang is the number of shares subject to unvested equity awards outstanding plus the number of shares that remain available for issuance under the LTIP, divided by the total number of shares of Common Stock outstanding at the end of the year.

In addition to the data presented above, the compensation committee and the Board of Directors noted that there were no new equity grants in 2014 because all awards under the LTIP in 2014 represented replacements for ISUs. The compensation committee and the Board of Directors noted that our burn rate history is below the burn-rate threshold published by ISS for our industry classification.

In addition to reviewing our own historical grant practices, the compensation committee and the Board of Directors reviewed a peer group overhang analysis prepared by Compensia. This analysis indicated that our current issued overhang and total overhang are significantly below peer group norms and, if the LTIP Amendment is approved, will remain below the 25th percentile of our peer group.

Stock Repurchase Plan

In connection with their review and approval of the LTIP Amendment, the compensation committee and the Board of Directors also took into account the impact of our stock repurchase plan. During 2016, we repurchased 819,837 shares of Common Stock in the open market and 302,424 shares of Common Stock from employees in order to satisfy tax withholding obligations upon the vesting of their awards. Importantly, these stock repurchases returned value to our stockholders and have partially offset the dilutive effect of our equity grants in 2016. Further, the compensation committee and the Board of Directors noted that in light of the recent extension and $50 million increase of the stock repurchase plan, we expect that we will be able to partially offset the dilutive effect of our equity grants with repurchases in the future.

Expected Duration

We estimate that the shares reserved for issuance pursuant to awards under the LTIP, as amended by the proposed LTIP Amendment, would be sufficient for up to three additional Company-wide grants of equity awards to eligible participants, including our NEOs and non-employee directors, assuming that we continue to grant awards consistent with our historical usage and current practices, but noting that future circumstances may require us to change our practices. Expectations regarding future share usage could be impacted by a number of factors, including but not limited to hiring and promotion activity, the future price of our Common Stock and the rate at which shares are returned to the LTIP reserve upon forfeiture of awards. While we believe that our underlying assumptions are reasonable, future share usage may differ from current expectations.

Text of the Amendment

The LTIP Amendment increases the maximum number of shares of Common Stock that we may issue pursuant to awards under the LTIP by 2,000,000 shares, from 11,350,881 to 13,350,881. To reflect such increase, Section 5.1 of the LTIP would be amended and restated in its entirety as follows:

“5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is thirteen million three hundred fifty thousand eight hundred eighty-one (13,350,881) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an

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Proposal 4: Approval of an Amendment to the LTIP to Increase the Number of Shares Reserved for Issuance Pursuant to Awards (continued)

Executive Officer during any calendar year is five million three hundred twenty-three thousand nine hundred and seven (5,323,907) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.”

LTIP Summary

A summary of the material terms of the LTIP appears in the section of this proxy statement entitled “Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP—LTIP Summary” beginning on page 55 and is incorporated herein by reference.

New Plan Benefits

With the exception of automatic grants to our non-employee directors beginning on the date of the Annual Meeting (see “Corporate Governance—Director Compensation”), it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the LTIP, as amended, because any such awards will be made at the discretion of the compensation committee. All of our employees, including our NEOs, are potential recipients of awards under the LTIP. On March 15, 2017, the closing price of our Common Stock was $56.31 per share.

Vote Required

The approval of Proposal 4 will require the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the approval of an amendment to the LTIP to increase the number of shares authorized for issuance pursuant to awards under the LTIP by 2,000,000 shares.

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Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP

In addition to the LTIP Amendment set forth in Proposal 4, we are also asking our stockholders to re-approve the material terms of the performance goals set forth in the LTIP in order to allow us to grant awards of “performance-based compensation” within the meaning of Code Section 162(m).

Background and Purpose of the Proposal

Code Section 162(m) places a limit of $1,000,000 on the amount that we may deduct in any one taxable year for compensation paid to each of our “covered employees” (within the meaning of Code Section 162(m)), which include our Chief Executive Officer and our three most highly-paid executive officers (other than the Chief Executive Officer or our principal financial officer). However, the limitation on deductibility does not apply to compensation earned pursuant to certain performance-based awards, provided certain requirements are met. One of these requirements is that our stockholders must approve (and in certain cases, re-approve) the material terms of the performance goals underlying performance-based awards. Our stockholders approved the LTIP and the material terms of the performance goals in December 2013, shortly before our IPO. In connection with the submission of LTIP Amendment for stockholder approval, we are also seeking re-approval of the material terms of the performance goals set forth in the LTIP in order to preserve our ability to deduct compensation earned by certain executives pursuant to any performance-based award that may be made in the future under the LTIP. For the avoidance of doubt, regardless of whether our stockholders re-approve the material terms of the performance goals set forth in the LTIP, there is no guarantee that awards intended to qualify for tax deductibility under Code Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service.

For purposes of Code Section 162(m), the material terms of the performance goals for awards granted under the LTIP include: (i) the employees eligible to receive compensation; (ii) the description of the business measures on which the performance goals may be based; and (iii) the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement. Each of these aspects is discussed in this Proposal 5, and stockholder approval of this Proposal 5 constitutes approval of each of these aspects for purposes of the Code Section 162(m) stockholder approval requirements. If our stockholders do not re-approve the material terms of the performance goals set forth in the LTIP, the deductibility of awards granted to covered employees in the future may be limited and, as a result, we may be limited in our ability to grant awards that satisfy our compensation objectives.

LTIP Summary

The following is a summary of the material terms of the LTIP. This summary is qualified in its entirety by reference to the full text of the LTIP. A copy of the LTIP is attached to this proxy statement as Appendix A. You are encouraged to read the LTIP in its entirety.

Purpose

The LTIP permits us to grant an array of equity-based incentive awards to our NEOs and other key employees, key contractors and outside directors. The purpose of the LTIP is to:

•	increase the interests of recipients of awards under the LTIP in the Company’s welfare;

•	advance the Company’s interests by attracting and retaining qualified employees, outside directors and other persons providing services to us and/or our related companies; and

•	provide a means through which we may attract able persons as employees, contractors and outside directors.

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Administration

The LTIP is generally administered by the compensation committee. Membership on the compensation committee is limited to independent directors who are “non-employee directors” in accordance with Rule 16b-3 under the Exchange Act and “outside directors” in accordance with Code Section 162(m). The compensation committee determines the recipients of awards, the types of awards to be granted and the applicable terms, provisions, limitations and performance requirements of such awards. The compensation committee also has the authority to conclusively interpret the LTIP and any award agreements under the LTIP, establish and revise rules and regulations relating to the LTIP and make any other determinations that it believes necessary for the administration of the LTIP. The compensation committee may delegate certain duties to one or more of our officers as provided in the LTIP.

Share Authorization

Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued pursuant to awards under the LTIP is eleven million three hundred fifty thousand eight hundred eighty-one (11,350,881) shares. As of December 31, 2016, 1,045,114 shares of Common Stock remained available for issuance pursuant to awards under the LTIP. If the LTIP Amendment is approved by the stockholders (see Proposal 4), the maximum number of shares of Common Stock that may be issued pursuant to awards under the LTIP will be thirteen million three hundred fifty thousand eight hundred eighty-one (13,350,881) shares. One hundred percent of the available shares may be delivered pursuant to incentive stock options (“ISOs”). Subject to certain adjustments, with respect to any participant who is an officer of the Company subject to Section 16 of the Exchange Act or a “covered employee” as defined in Code Section 162(m)(3), the maximum number of shares of Common Stock with respect to which stock options or stock appreciation rights may be granted during any calendar year to such participant is five million three hundred twenty-three thousand nine hundred and seven (5,323,907) shares. Further, if complying with Code Section 162(m), no participant may receive performance awards in any calendar year that have an aggregate value of more than $74,128,902, and if such awards involve the issuance of Common Stock, the aggregate value shall be based on the fair market value of such shares on the time of grant of such awards. The LTIP also provides that no more than (i) 10% of the shares of Common Stock that may be issued pursuant to an award under the LTIP, plus (ii) the total number of shares subject to awards that were received in exchange for ISUs of Paycom Payroll Holdings, LLC, may be designated as “Exempt Shares.” “Exempt Shares” are awards that are granted with more favorable vesting provisions than the vesting provisions otherwise required by the LTIP.

Shares to be issued may be made available from authorized but unissued shares of Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the LTIP, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the LTIP. To the extent an award under the LTIP is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the LTIP. In the event that previously acquired shares are delivered to the Company in full or partial payment of the option price for the exercise of a stock option granted under the LTIP, the number of shares available for future awards under the LTIP shall be reduced only by the net number of shares issued upon the exercise of the stock option. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the LTIP only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. Awards will not reduce the number of shares that may be issued pursuant to the LTIP if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to the Company, shares cancelled on account of termination, expiration or lapse of an award, shares surrendered in payment of the option price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of ISOs under the LTIP, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to ISOs.

Eligibility

Any employee, contractor or outside director whose judgment, initiative and efforts contributed or may be expected to contribute to the successful performance of the Company or its subsidiaries is eligible to receive awards under the LTIP, except that only employees of a corporation are eligible to receive ISOs. The compensation committee will, in its sole

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discretion, select the employees, contractors, and outside directors who will participate in the LTIP. As of March 15, 2017, the Company had approximately 2,200 employees, six outside directors and no contractors.

Types of Awards

The LTIP provides for grants of ISOs, nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards, dividend equivalent rights, and other awards.

•

Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option is determined by our compensation committee and many not be less than the fair market value of a share of our Common Stock on the grant date. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the grant date. The compensation committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants, the expiration date of each option (which may not exceed ten years from the grant date), the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service. The compensation committee may grant either ISOs qualifying under Code Section 422 or NQSOs, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs.

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SARs. A SAR represents a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our Common Stock from the grant date. The grant price of a SAR cannot be less than the fair market value of a share of our Common Stock on the grant date. The compensation committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which the value will be delivered to participants (whether made in shares of Common Stock, in cash or in a combination of both), the expiration date of each SAR (which may not exceed 10 years from the grant date), the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service.

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Restricted Stock. Restricted stock is an award of shares of our Common Stock that are subject to restrictions on transfer and a substantial risk of forfeiture because of termination of service or failure to achieve certain performance conditions. Shares of restricted stock may be subject to restrictions that do not permit the holder to sell, transfer, pledge or assign his shares. The compensation committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

•

RSUs. RSUs represent a contractual right to receive the value of shares of our Common Stock at a future date, subject to specified vesting and other restrictions determined by the compensation committee. The compensation committee determines the eligible participants to whom, and the time or times at which, grants of RSUs will be made, the number of units to be granted, the price to be paid, if any, the time or times within which the units will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions. The value of the RSUs may be paid in shares of Common Stock, cash, or a combination of both, as determined by the compensation committee.

•

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned on the satisfaction of performance conditions specified by our compensation committee at the end of a specified performance period. The compensation committee determines the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the LTIP, and to the extent an award is subject to Code Section 409A, are in compliance with the applicable requirements of Code Section 409A and any applicable regulations or guidance. To the

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Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP (continued)

extent the Company determines that Code Section 162(m) shall apply to a performance award granted under the LTIP, it is the intent of the Company that performance awards constitute “performance-based compensation” within the meaning of Code Section 162(m) and the regulations thereunder. Further, if complying with Code Section 162(m), no participant may receive performance awards in any calendar year that have an aggregate value of more than $74,128,902, and if such awards involve the issuance of Common Stock, the aggregate value shall be based on the fair market value of such shares on the time of grant of such awards. In certain circumstances, the compensation committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. The compensation committee may not, however, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Code Section 162(m). With respect to a performance award that is not intended to satisfy the requirements of Code Section 162(m), if the compensation committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the compensation committee deems satisfactory, it may modify the performance measures or objectives and/or the performance period.

•

Dividend Equivalent Rights. Dividend equivalent rights represent the right of the participant to receive cash or stock equal in value to the dividends that would have been paid on the shares of Common Stock specified in the award if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalent rights may be settled in cash or shares of Common Stock.

•

Other Awards. Our compensation committee is authorized to grant other forms of awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock if the compensation committee determines that such other form of award is consistent with the purpose and restrictions of the LTIP.

Performance Measures

Awards of restricted stock, RSUs, performance awards and other awards under the LTIP may be made subject to the attainment of “performance goals” relating to one or more business criteria used to measure the performance of the Company as a whole or any business unit of the Company, which, where applicable, shall be within the meaning of Code Section 162(m) and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre -tax, after -tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non -recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the compensation committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report or proxy statement. However, to the extent Code Section 162(m) is applicable, the compensation committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Capital Adjustments

In the event that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or

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Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP (continued)

other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, the compensation committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event:

•	the number of shares and type of Common Stock (or other the securities or property) which thereafter may be made the subject of awards;

•	the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards;

•	the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation specified in the LTIP;

•	the option price of each outstanding award;

•	the amount, if any, the Company pays for forfeited shares of Common Stock; and

•

the number of, or SAR price of, shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR price, provided that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number.

Notwithstanding the foregoing, no adjustment shall be made or authorized to the extent that such adjustment would cause the LTIP or any award to violate Code Section or Code Section 409A. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Vesting; Termination of Service

The compensation committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its grant date, or until the occurrence of one or more specified events, subject in any case to the terms of the LTIP. If the compensation committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the grant date the compensation committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested. “Full Value Awards” (i.e., restricted stock or RSUs) that constitute performance awards must vest no earlier than one year after the date of grant, and Full Value Awards that are payable upon the completion of future services must vest no earlier than over the three year period commencing on the date of grant. Notwithstanding the foregoing, the compensation committee may, in its sole discretion, accelerate the vesting or waive any applicable restriction period for such Full Value Awards, provided that the shares of Common Stock subject to such awards shall be “Exempt Shares” (as defined above), unless such acceleration or waiver occurs by reason of the participant’s death, disability, retirement, or occurrence of a change in control.

The compensation committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the compensation committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service or in the event that a participant engages in certain activities that are harmful to the Company. The compensation committee will specify the circumstances under which awards may be forfeited, including the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the compensation committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Change in Control

Upon the effective date of any change in control (as defined in the LTIP), merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, notwithstanding any other provision of the LTIP, all awards granted under the LTIP may be cancelled by the Company upon (i) notice and a ten (10) day period during

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Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP (continued)

which the participant is permitted to purchase such shares of Common Stock subject to such awards or (ii) payment to the holder of an amount equal to a reasonable estimate of the difference between the fair market value of a share of stock underlying such award and the price per share of such award to be paid by the participant, multiplied by the number of shares subject to the award.

Transferability

Awards under the LTIP generally may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution, provided that the compensation committee may permit transfers to or for the benefit of the participant’s immediate family members.

No Repricing of Stock Options

The compensation committee may not, without the approval of the Company’s stockholders, “reprice” any stock option. For purposes of the LTIP, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option to reduce its exercise price, (ii) canceling a stock option at a time when its exercise price exceeds the fair market value of a share of Common Stock in exchange for a stock option, award of restricted stock or other equity award, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the compensation committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the LTIP.

Indemnification

No member of the Board of Directors or the compensation committee, nor any officer or employee of the Company acting on behalf of the Board of Directors or the compensation committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the LTIP, and all members of the Board of Directors and the compensation committee, each officer of the Company, and each employee of the Company acting on behalf of the Board of Directors or the compensation committee will, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

Effective Date and Expiration; Termination and Amendment

The LTIP became effective on January 1, 2014, and will terminate on January 1, 2024, unless it is terminated earlier by our Board of Directors. No awards may be made under the LTIP after its expiration date, but awards made prior thereto may extend beyond that date. Our Board of Directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the LTIP in whole or in part. Our Board of Directors does not need stockholder approval to amend our LTIP unless required by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or by applicable law. Unless required by law, no action by our Board of Directors regarding amendment or discontinuance of the LTIP may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the LTIP without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the LTIP as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

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Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Code Section 409A are not satisfied, deferred compensation and

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earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Code Section 409A.

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Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the Common Stock with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as NQSOs, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were NQSOs. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

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Non-qualified Stock Options. A participant generally will not recognize income at the time a NQSO is granted. When a participant exercises a NQSO, the difference between the exercise price and any higher market value of the shares on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a NQSO will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a NQSO, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

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Special Rule if Exercise Price is Paid for in Shares of Common Stock. If a participant pays the exercise price of a NQSO with previously-owned shares of the Company’s Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

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2017 PROXY STATEMENT

Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP (continued)

If the use of previously acquired shares to pay the exercise price of a NQSO constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the common that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

•

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Code Section 83(b) within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Code Section 83(b), then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

•

Stock Appreciation Rights. Generally, a participant who receives a SAR will not recognize taxable income at the time the SAR is granted, provided that the SAR is exempt from or complies with Code Section 409A. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

•

Other Awards. In the case of an award of RSUs, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Code Section 409A. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

•

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise or grant of an award under the LTIP is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Code Section 409A will be subject to certain federal income tax withholding and reporting requirements.

•

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among

62

2017 PROXY STATEMENT

Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP (continued)

other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

•

Million Dollar Deduction Limit and Other Tax Matters. The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that the Company determines that Code Section 162(m) will apply to any awards granted pursuant to the LTIP, the Company intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the LTIP are accelerated as a result of a change in control and the individual is a “disqualified individual” under Code Section 280G, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Code Section 280G, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

New Plan Benefits

See “Proposal 4: Approval of an Amendment to the LTIP to Increase the Number of Shares Reserved for Issuance Pursuant to Awards—New Plan Benefits.”

Vote Required

The approval of Proposal 5 will require the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the approval of the material terms of the performance goals set forth in the LTIP in order to allow us to grant awards of “performance-based compensation” within the meaning of Code Section 162(m).

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2017 PROXY STATEMENT

Certain Relationships and Related Party Transactions

Set forth below is a description of transactions since January 1, 2016 in which (i) we have been a participant, (ii) the amount involved in the transaction exceeds or will exceed $120,000 and (iii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of such individuals, had or will have a direct or indirect material interest.

Lease of Office Space

For the year ended December 31, 2016, we paid rent on our Dallas office space in the amount of approximately $400,000. The Dallas office building is owned by 417 Oakbend, LP, a Texas limited partnership. Until April 2016, Jeffrey D. York, our Chief Sales Officer, owned a .01% general partnership interest and a 10.49% limited partnership interest in 417 Oakbend, LP.

Indemnification of Directors

We have entered and intend to continue to enter into indemnification agreements with our directors which, subject to certain exceptions, require us to indemnify such persons to the fullest extent permitted by applicable law, including indemnification against certain expenses, including attorneys’ fees, judgments, fines or penalties or other amounts paid in settlement in connection with any legal proceedings to which the director was, or is threatened to be made, a party by reason of the fact that such director is or was our director, officer, employee, fiduciary or agent or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at our express written request, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interest and, with respect to any criminal proceeding, in a manner in which such person would have had no reasonable cause to believe his conduct was unlawful. Subject to certain limitations, these indemnification agreements also require us to advance expenses to our directors in advance of the final disposition of any action or proceeding for which indemnification is required or permitted.

Review and Approval or Ratification of Transactions with Related Parties

We have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons, are not permitted to enter into a related party transaction with us, in which the amount involved exceeds $120,000, without the prior review and approval of our audit committee. In approving or rejecting any such proposal, our audit committee will consider all of the relevant facts and circumstances of the related party transaction and the related party’s relationship and interest in the transaction. All of the transactions described above were either approved or ratified in accordance with the terms of this policy.

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2017 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 15, 2017, for:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our voting securities;

•	each of our directors, including our Director Nominees;

•	each of our NEOs; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, a person is generally deemed to beneficially own a security if such person has sole or shared voting or investment power with respect to that security, including with respect to options and warrants that are currently exercisable or exercisable within 60 days. Except as indicated in the footnotes below, we believe, based on the information furnished or available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to community property laws where applicable.

Applicable percentage ownership is based on 59,472,447 shares of Common Stock outstanding at March 15, 2017, which includes unvested shares of restricted stock.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number	%
5% Stockholders:
FMR LLC(2) 245 Summer Street Boston, MA 02210	9,016,697	15.2%
Capital World Investors(3) 333 South Hope Street Los Angeles, CA 90071	6,197,914	10.4%
Ernest Group, Inc.(4)	3,670,999	6.2%
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	3,371,181	5.7%
Non-Employee Directors:
Jason D. Clark(6)	1,683	*
Henry C. Duques(7)	317	*
Robert J. Levenson(8)	195,000	*
Larry Parman(9)	1,885	*
Frederick C. Peters II	21,000	*
J.C. Watts, Jr.(7)	317	*
Named Executive Officers:
Chad Richison(10)	7,967,409	13.4%
Craig E. Boelte(11)	409,997	*
Jeffrey D. York(12)	1,027,869	1.7%
William X. Kerber III(13)	837,684	1.4%
Stacey Pezold(14)	165,710	*
All directors and current executive officers as a group (11 persons)	10,628,871	17.9%

65

2017 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management (continued)

*	Less than one percent of Common Stock outstanding.
(1)	Unless otherwise indicated, the address of each beneficial owner in the table above is c/o Paycom Software, Inc., 7501 W. Memorial Road, Oklahoma City, Oklahoma 73142.
(2)

Amount reported is based on the Schedule 13G filed with the SEC on December 12, 2016 by FMR LLC (“FMR”) on its own behalf and on behalf of certain of its subsidiaries. The filing reports that FMR has sole voting power with respect to 1,164,821 shares of Common Stock and sole dispositive power with respect to 9,016,697 shares of Common Stock.

(3)

Amount reported is based on the Amendment No. 1 to Schedule 13G filed with the SEC on March 10, 2017 by Capital World Investors (“Capital World”), a division of Capital Research and Management Company (“CRMC”), as a result of CMRC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The filing reports that Capital World has sole voting and sole dispositive power with respect to 6,197,914 shares of Common Stock.

(4)

Ernest Group is a private corporation owned by Mr. Richison and certain trusts for the benefit of Mr. Richison’s children, for which Mr. Richison serves as trustee. Mr. Richison is also the sole director of Ernest Group. Mr. Richison may be deemed to beneficially own the shares of Common Stock owned by Ernest Group. Mr. Richison disclaims beneficial ownership of the securities owned by Ernest Group, except to the extent of his pecuniary interest therein.

(5)

Amount reported is based on the Schedule 13G filed with the SEC on February 10, 2017 by The Vanguard Group, Inc. (“Vanguard”) on its own behalf and on behalf of certain subsidiaries. The filing reports that Vanguard is the beneficial owner of 3,371,181 shares of Common Stock and has sole voting power with respect to 86,301 shares of Common Stock, sole dispositive power with respect to 3,283,380 shares of Common Stock, shared voting power with respect to 3,600 shares of Common Stock, and shared dispositive power with respect to 87,801 shares of Common Stock. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 84,201 shares of Common Stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 5,700 shares of Common Stock as a result of its serving as investment manager of Australian investment offerings.

(6)	Includes 1,283 unvested shares of restricted stock.
(7)	Represents unvested shares of restricted stock.
(8)

Includes 20,000 shares of Common Stock owned by Lenox Capital. Mr. Levenson is the managing member of Lenox Capital. Mr. Levenson disclaims beneficial ownership of the securities owned by Lenox Capital, except to the extent of his pecuniary interest therein.

(9)	Includes 635 unvested shares of restricted stock.
(10)

Includes 3,670,999 shares of Common Stock owned by Ernest Group, 229,135 shares of Common Stock owned by The Ruby Group, Inc. (“The Ruby Group”) and 529,055 unvested shares of restricted stock. See note (4) regarding Mr. Richison’s relationship with Ernest Group. Mr. Richison is the sole director and sole shareholder of The Ruby Group and may be deemed to beneficially own the shares of Common Stock owned by The Ruby Group.

(11)	Includes 118,460 unvested shares of restricted stock.
(12)

Includes 119,638 unvested shares of restricted stock, 886,231 shares of Common Stock owned by JCY Holdings, LP (“JCY Holdings”) and 22,000 shares of Common Stock owned by the York Charitable Remainder Unitrust (the “York Trust”). The general partner of JCY Holdings is JCY General LLC (“JCY General”) and the limited partners of JCY Holdings are Mr. York and his spouse. Each of Mr. York and his spouse owns 50% of the membership interests of JCY General. The York Trust is a charitable remainder trust of which Mr. York and his spouse are co-trustees and of which Mr. York and his spouse are beneficiaries. Mr. York continues to report beneficial ownership of all of the PAYC common stock held by the Trust but disclaims beneficial ownership except to the extent of his and his spouse’s pecuniary interest therein.

(13)

Includes 379,777 shares of Common Stock owned by WK-EGI, Inc. and 118,460 unvested shares of restricted stock. WK-EGI is owned by Mr. Kerber and certain trusts for the benefit of his children, each of whom shares Mr. Kerber’s household. Mr. Kerber may be deemed to beneficially own the shares of Common Stock owned by WK-EGI. Mr. Kerber disclaims beneficial ownership of the securities owned by WK-EGI, except to the extent of his pecuniary interest therein.

(14)

Includes 84,206 unvested shares of restricted stock and 1,050 shares of Common Stock held in individual retirement accounts for the benefit of Mrs. Pezold’s spouse. Mrs. Pezold may be deemed to beneficially own the shares of Common Stock held in such accounts.

66

2017 PROXY STATEMENT

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports so filed. Based solely on a review of copies of such reports received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were timely met.

Submission of Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2018 proxy statement. In order to be considered for inclusion in our 2018 proxy statement, a stockholder proposal must satisfy the requirements of Rule 14a-8 and be timely received. To be timely, any proposal must be received by us at our principal executive offices at or before the close of business (5:00 p.m. local time) on December 1, 2017. If we hold our next annual meeting of stockholders on a date that is more than 30 days from the anniversary of the Annual Meeting, any stockholder proposal must be received a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. We strongly encourage any stockholder interested in submitting a proposal to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

In addition, stockholders wishing to nominate a candidate for election to the Board of Directors or propose any business to be presented directly at the 2018 annual meeting of stockholders (rather than by inclusion in next year’s proxy statement) must follow the submission criteria and deadlines set forth in our amended and restated bylaws. Pursuant to the advance notice provisions of the amended and restated bylaws, we must receive notice at our principal executive offices of any nomination or stockholder proposal to be presented directly at the 2018 annual meeting of stockholders no earlier than the close of business on January 1, 2018 and no later than the close of business on January 31, 2018. If the date of the 2018 annual meeting of stockholders is more than 30 days before or 70 days after the one year anniversary of the Annual Meeting, such nomination or proposal must be received on or before the later of (i) the close of business on the 90th day prior to the 2018 annual meeting and (ii) the close of business on the 10th day following the date of public disclosure of the 2018 annual meeting date. In each case, the notice must include the information specified in our amended and restated bylaws. We will not entertain any nominations or proposals that do not meet the requirements set forth in our amended and restated bylaws. To request a copy of our amended and restated bylaws, stockholders should contact Investor Relations. See “—Additional Information.” We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a nomination or proposal.

Other Business

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Financial Statements

A copy of the Form 10-K filed with the SEC on February 21, 2017 is contained within the 2016 Annual Report delivered with this proxy statement. The Form 10-K includes our financial statements for the year ended December 31, 2016. Copies of the Form 10-K and 2016 Annual Report are also posted on our website at investors.paycom.com. If you have not received or do not have access to the 2016 Annual Report, please contact our Investor Relations department at (855) 603-1620 or investors@paycom.com and we will send a copy to you without charge. You may also send a written request to Paycom Software, Inc., Attn: Investor Relations, 7501 W. Memorial Road, Oklahoma City, Oklahoma 73142.

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2017 PROXY STATEMENT

Other Matters (continued)

Additional Information

Visit our main website at www.paycom.com for more information about Paycom and our products. Our Investor Relations website at investors.paycom.com contains stock information, earnings call webcasts, annual reports, corporate governance and historical financial information, and links to our SEC filings.

For questions regarding:	Contact:
Annual Meeting	Investor Relations Phone: (855) 603-1620 Email: investors@paycom.com Mail: Paycom Software, Inc. Attn: Investor Relations 7501 W. Memorial Road Oklahoma City, Oklahoma 73142
Stock ownership

If you are a stockholder of record:

    American Stock Transfer & Trust Company, LLC

        Phone: (800) 937-5449 or (718) 921-8124

        Email:  info@astfinancial.com

If you hold shares in street name:

    Your broker, bank or other nominee

Voting	The Proxy Advisory Group, LLC Phone: (212) 616-2180

If you would like to communicate with our Board of Directors, please refer to the procedures described in “Corporate Governance—Communications with the Board of Directors.”

68

APPENDIX A

PAYCOM SOFTWARE, INC.

2014 LONG-TERM INCENTIVE PLAN

The Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Paycom Software, Inc., a Delaware corporation (the “Company”), as of January 1, 2014 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

2.2 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.7 “Board” means the board of directors of the Company.

2.8 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) a transaction or series of transactions in which any Person becomes, after the Effective Date, the Beneficial Owner, directly or indirectly, of (i) securities representing thirty percent (30%) or more of the combined voting power of the Company’s then-outstanding securities or (ii) Common Stock representing thirty percent (30%) or more of the outstanding shares of Common Stock of the Company, other than a transaction described in clause (b) that does not constitute a Change in Control thereunder;

(b) any merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or another entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or other entity outstanding immediately after such merger or consolidation;

(c) the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect);

(d) during any consecutive twelve month period, individuals who, on the effective date of the Agreement, constitute the board of directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board of directors or other governing body of the Company, its successor or survivor; provided that any individual becoming a director subsequent to the effective date of the Agreement but prior to any Change of Control, whose nomination or election was approved or recommended by a vote of the majority of the Incumbent Directors then on the Board, shall be considered an Incumbent Director;

(e) the dissolution or liquidation of the Company; or

(f) any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

Notwithstanding the foregoing provisions of this Section 2.8, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan (which, for avoidance of doubt, shall include Restricted Stock).

2.12 “Company” means Paycom Software, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

A-2

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.20 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.21 “Incentive” is defined in Section 2.3 hereof.

2.22 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.23 “Incumbent Directors” is defined in Section 2.8 hereof.

2.24 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.25 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.26 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.27 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.28 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.29 “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.30 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.31 “Performance Goal” means any performance goal established by the Committee, consisting of the attainment of any one or more of the Performance Criteria set forth in Section 6.10 hereof.

2.32 “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other

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fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

2.33 “Plan” means this Paycom Software, Inc. 2014 Long-Term Incentive Plan, as amended from time to time.

2.34 “Principal Investors” means Welsh, Carson, Anderson & Stowe and any controlled Affiliate thereof.

2.35 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.36 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.37 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.38 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.39 “SAR” or “S tock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.40 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.41 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.42 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.43 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.43, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.44 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period

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of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.44, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the compensation committee of the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. As of the Effective Date, the Board designates the Compensation Committee of the Board to administer the Plan. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

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With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is eleven million three hundred fifty thousand eight hundred eighty-one (11,350,881) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is five million three hundred twenty-three thousand nine hundred and seven (5,323,907) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the

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Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, the vesting terms, if any, and such other terms, provisions, limitations, and Performance Goals, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock

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awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i) ) without forfeiture in respect of such shares of Common Stock, (i) the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates, or (ii) the Committee elects to issue a certificate or certificates to the Participant. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to,

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or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided that if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this

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Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $74,128,902, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently, at a later time specified in the Award or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of

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Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 No Repricing of Stock Options. The Committee may not “reprice” any Stock Option. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (i) amending a Stock Option to reduce its exercise price, (ii) canceling a Stock Option at a time when its exercise price exceeds the Fair Market Value of a share of Common Stock in exchange for a Stock Option, award of Restricted Stock or other equity award, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

ARTICLE 7

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option

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is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. Notwithstanding anything to the contrary, a Stock Option shall not be considered exercised until the Participant has paid or made arrangements satisfactory to the Company to pay all taxes required to be withheld in connection with such exercise.

(c) Electronic Issuance; Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s

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name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless (i) the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee, or (ii) the Committee elects to issue certificates for the Common Stock to the Participant. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by facsimile transmission or e-mail) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

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ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on January 1, 2024, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

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ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the ten (10) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) paying the holder thereof an amount equal to a reasonable estimate of the difference between the Fair Market Value of a share of stock underlying such Incentive, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

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ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, net of the exercise price for such Incentive, if any, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental

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authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered settlement of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of an Award to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Award shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which Award shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no

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obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under an Award that has been transferred by a Participant under this Section 15.7.

15.8 Section 409A. All Awards issued hereunder are intended to be exempt from, or comply with, Section 409A of the Code. In no event shall the Company have any liability or responsibility for taxes, penalties or interest imposed pursuant to Section 409A of the Code with respect to any Award.

15.9 Use of Proceeds. Proceeds from the Company’s sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Paycom Software, Inc. 2014 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Oklahoma City, Oklahoma. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

ARTICLE 16

ACCELERATION OF AWARD VESTING

16.1 Application. The provisions of this Article 16 shall apply notwithstanding any provisions of this Plan to the contrary.

16.2 Definitions.

(a) “Exempt Shares” means shares of Common Stock designated as “Exempt Shares” pursuant to Section 16.3.

(b) “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

(c) “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

16.3 Number of Shares Available for Awards. The total number of shares that may be designated as “Exempt Shares” shall not exceed the aggregate of (i) ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1; plus (ii) the total number of shares subject to Award that were received in exchange for incentive stock units in Paycom Payroll Holdings, LLC.

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16.4 Full Value Award Vesting. Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

(a) All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

(b) All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(c) The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant’s death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 16.4 or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

A copy of this Plan shall be kept on file in the principal office of the Company at 7501 W. Memorial Road, Oklahoma City, OK 73142.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of December 30, 2013, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

Paycom Software, Inc.
By:	/s/ Chad Richison
Name:	Chad Richison
Title:	Chief Executive Officer

A-20

paycom®
7501 W. Memorial Road | Oklahoma City, OK 73142
800.580.4505 | 405.722.6900 | Paycom.com

ANNUAL MEETING OF STOCKHOLDERS OF

PAYCOM SOFTWARE, INC.

Date:	May 1, 2017
Time:	11:00 a.m. (Central Daylight Time)
Place:	Gaillardia, 5300 Gaillardia Blvd., Oklahoma City, OK 73142

Please make your marks like this: ☒ Use dark black pencil or pen only

1:	Election of Class I Directors				Directors Recommend
		For		Withhold	ä
	01 Larry Parman	☐		☐	For
	02 J.C. Watts, Jr.	☐		☐	For
		For	Against	Abstain
2:	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017;	☐	☐	☐	For
3:	Advisory vote to approve compensation of named executive officers;	☐	☐	☐	For
4:	To approve an amendment to the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares reserved for issuance pursuant to awards; and	☐	☐	☐	For
5:	To approve the material terms of the performance goals set forth in the LTIP.	☐	☐	☐	For

To attend the meeting and vote your shares in person, please mark this box.	☐

Authorized Signatures - This section must be

completed for your instructions to be executed.

Please Sign Here	Please Date Above
Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If shares are held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please include title as such. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Stockholders of Paycom Software, Inc.

to be held on Monday, May 1, 2017

This proxy is being solicited on behalf of the Board of Directors

INTERNET	VOTE BY:	TELEPHONE

Go To www.proxypush.com/PAYC		866-217-7028
• Cast your vote online. • View Meeting Documents.	OR	• Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.

MAIL

OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Chad Richison and Craig Boelte, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Paycom Software, Inc., which the undersigned is entitled to vote as of the record date, March 15, 2017, at the Annual Meeting of Stockholders and any adjournment or postponement thereof, upon the matters specified herein and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

IF THIS PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR BOTH DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.

All votes must be received by 5:00 P.M., Eastern Time, April 28, 2017.*

*  If you hold shares in an account through AST Equity Plan Solutions (i.e., shares acquired under the Paycom Software, Inc. Employee Stock Purchase Plan or awarded under the LTIP), your voting instructions for such shares must be received by 5:00 P.M., Eastern Time, April 26, 2017.

PROXY TABULATOR FOR PAYCOM SOFTWARE, INC. P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — Paycom Software, Inc.

Annual Meeting of Stockholders

May 1, 2017, 11:00 a.m. (Central Daylight Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Chad Richison and Craig Boelte (the “Named Proxies”) and each or either of them as proxies for the undersigned, with full power of substitution and revocation, to vote all the shares of common stock of Paycom Software, Inc., a Delaware corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Gaillardia, 5300 Gaillardia Blvd., Oklahoma City, OK 73142, on Monday, May 1, 2017 at 11:00 a.m. (CDT) and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” both director nominees and “FOR” proposals 2, 3, 4 and 5. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the recommendations of the Board of Directors. The Named Proxies cannot vote your shares unless you sign and return this card.